Exhibit 10.1

ADMINISTRATIVE SERVICES AGREEMENT

by and between

LINCOLN BENEFIT LIFE COMPANY

and

ALLSTATE LIFE INSURANCE COMPANY

Effective as of June 1, 2006

E-2

ADMINISTRATIVE SERVICES AGREEMENT

This ADMINISTRATIVE SERVICES AGREEMENT (this “Agreement”), effective as of June 1, 2006, (the “Effective Date”), is entered into by and between LINCOLN BENEFIT LIFE COMPANY, a Nebraska domiciled stock life insurance company (the “Company”), and ALLSTATE LIFE INSURANCE COMPANY, an Illinois domiciled stock life insurance company, (the “Administrator”).

RECITALS:

WHEREAS, the Administrator, Allstate Life Insurance Company of New York, a New York domiciled stock life insurance company, The Allstate Corporation, a Delaware corporation, the Prudential Life Insurance Company of America, a New Jersey domiciled stock insurance company and Prudential Financial, Inc., a New Jersey corporation have entered into a Master Transaction Agreement dated as of March 8, 2006 (the “Master Transaction Agreement”), which provides for, among other things, the Company and the Administrator to enter into this Agreement; and

WHEREAS, pursuant to the Lincoln Reinsurance Agreement, the Administrator has agreed to indemnify the Company for, among other things, (i) on a coinsurance basis, one hundred percent (100%) of the general account liabilities of the Company under the Lincoln VA Contracts and (ii) on a modified coinsurance basis, one hundred percent (100%) of the separate account liabilities of the Company under the Lincoln VA Contracts. Capitalized terms used herein and not defined herein unless otherwise indicated, have the respective meanings assigned to them in the Master Transaction Agreement; and

WHEREAS, the Company wishes to appoint the Administrator to provide certain administrative services with respect to the Lincoln VA Contracts issued by the Company and the Lincoln Separate Account and the Administrator desires to provide such administrative services; and

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I

AUTHORITY; RETAINED SERVICES

Section 1.1.   Lincoln VA Contracts and Lincoln Separate Account.   The Company hereby appoints the Administrator, and the Administrator hereby accepts appointment, to provide as an independent contractor of the Company, from and after the Closing Date, on the terms as set forth in this Agreement, all administrative services necessary or appropriate with respect to the Lincoln VA Contracts and the Lincoln Separate Account, including those set forth in this Agreement and on Schedule A, other than the Retained Services (defined below) (the “Lincoln Services”).

Section 1.2.   Violations of Applicable Law.   Notwithstanding any other provision of this Agreement to the contrary, the Company shall have the right to direct the Administrator to perform any action necessary for the Lincoln VA Contracts and the Lincoln Separate Account, or the administration thereof to comply with Applicable Law, or to cease performing any action that constitutes a violation of Applicable Law to the extent such action, inaction or administration is within the control of the Administrator, taking into account the recommendations of the Administrator provided to the Company hereunder, which the Company shall only reject in good faith and in light of the intent of the parties to and the stated purposes of the Master Transaction Agreement, the Lincoln Reinsurance Agreement and this Agreement. The Administrator shall have the right to direct the Company to perform any action necessary for the Lincoln VA Contracts or the Lincoln Separate Account or the administration thereof to comply with Applicable Law, or to cease performing any action that constitutes a violation of Applicable Law in either case to the extent such action, inaction or administration constitutes a Retained Service.

Section 1.3.   Retained Services.   The parties hereby agree that, notwithstanding anything herein to the contrary, the Company shall, for the term of this Agreement continue to provide on its own behalf (i) those administrative services necessary or appropriate with respect to the Lincoln VA Contracts and the Lincoln Separate Account that are reasonably determined by the Administrator to be required under Applicable Law to be performed by the Company and (ii) the preparation of accounting reports, tax returns, guaranty fund reports, actuarial reports and other reports and certifications contemplated in Articles X and XI, in each instance based on information provided by the Administrator as contemplated therein (collectively, the “Retained Services”), in each case, in accordance with Applicable Law, and that the Administrator shall have no obligation to provide such services.

ARTICLE II

STANDARD FOR SERVICES; FACILITIES; SUBCONTRACTING, ETC.

Section 2.1.   Standard for Services.   The Administrator shall provide the Lincoln Services in all material respects in accordance with the terms of the Lincoln VA Contracts and their registration statements. In addition, the Administrator shall provide the Lincoln Services (i) in accordance with the applicable terms of this Agreement, (ii) in compliance with Applicable Law, (iii) in a professional, competent and workmanlike manner and (iv) in compliance, in all material respects, with all other Material Contracts applicable to the administration of the Lincoln VA Contracts and the Lincoln Separate Account, to the extent in compliance with Applicable Law.

Section 2.2.   Facilities and Personnel.   The Administrator shall at all times maintain sufficient facilities and trained personnel of the kind necessary to perform its obligations under this Agreement in accordance with the performance standards set forth herein.

Section 2.3.   Subcontracting.   Subject to any consents required under the Material Contracts as set forth in Schedule 2.3, the Administrator may subcontract for the performance of any Lincoln Service with respect to the Lincoln VA Contracts or the Lincoln Separate Account to another Person (the “Subcontractor”), provided, that the Administrator shall provide the Company with reasonable advance written notice of its intention to subcontract to an unaffiliated third party; provided, further, that no such subcontracting shall relieve the Administrator from any of its obligations or liabilities hereunder, and the Administrator shall remain responsible for all obligations or liabilities of such Subcontractor with respect to the providing of such service or services as if provided by the Administrator.

Section 2.4.   Independent Contractor.   For all purposes hereof, except as explicitly set forth herein, the Administrator shall at all times act as an independent contractor and the Administrator and its Affiliates, on the one hand, and the Company its Affiliates, on the other hand, shall not be deemed an agent, lawyer, employee, representative, joint venturer or fiduciary of one another, nor shall this Agreement or the Lincoln Services or any activity or any transaction contemplated hereby be deemed to create any partnership or joint venture between the parties or among their Affiliates.

Section 2.5.   Limitation on Services.   The Administrator shall be excused from any failure to meet the standards set forth in Section 2.1 or Schedule A attached hereto or to perform any of its other obligations hereunder to the extent such failure is not due to any fault of the Administrator or any Subcontractor but to the extent due to a breach by the Company or any Affiliate of the Company of this Agreement.

Section 2.6.   Disaster Recovery.   For as long as Lincoln Services are provided hereunder the Administrator shall, and shall cause its Affiliates to maintain backup, business continuation and disaster recovery plans substantially similar to such plans as are in effect on the date hereof (or other substantially similar backup, business continuation and disaster recovery plans that are no less protective than those plans maintained and implemented by the Administrator or its Affiliates for services that are analogous to the Lincoln Services)

Section 2.7.   Disclaimer of Warranties.   NO WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, ARE MADE OR CREATED, AMONG THE PARTIES, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT OF ANY SOFTWARE OR HARDWARE USED HEREUNDER, WARRANTIES AS TO THE OPERABILITY OF ANY SOFTWARE OR THAT ANY SOFTWARE DOES NOT CONTAIN ANY HARMFUL COMPONENTS, AND ANY WARRANTIES ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE OR TRADE USAGE.

ARTICLE III

UNDERWRITING

From and after the Effective Date, subject to Section 1.2, the Administrator shall assume the obligations set forth below:

(i)     The Administrator may issue Lincoln VA Contracts (in the name of the Company utilizing the same forms and the same prospectuses in use for the

Lincoln VA Contracts, as such forms and prospectuses may be amended from time to time.

(ii)    The Administrator may issue Lincoln VA Contracts in the name of the Company as required to replace or remediate Lincoln VA Contracts in order to comply with Applicable Law or Order;

(iii)   The Administrator may recommend to the Company amendments to the products, benefits, forms and prospectuses in use for the Lincoln VA Contracts and, at the direction of the Company, the agreement of the Company not to be unreasonably withheld, make such amendments on behalf of the Company;

(iv)   The Administrator shall assume all responsibility for (a) the provision of all applications and other contractholder materials to agents and persons seeking to apply for Lincoln VA Contracts, (b) all underwriting necessary or appropriate with respect to such applicants pursuant to the underwriting guidelines utilized by the Company as of the Effective Date and provided to the Administrator, (c) the processing of underwriting-related transactions and (d) the issuance of Lincoln VA Contracts.

(v)    The Administrator shall or shall cause the outside law firm retained pursuant to Section 8.4 or other person to notify the Company of all revisions to the Lincoln VA Contracts that are required by such changes in Applicable Law and shall, at the direction of the Company, prepare and provide to Contractholders all such revisions to the Lincoln VA Contracts to be made by the Company.

(vi)   The Administrator may make recommendations to the Company as to Fund options for the Lincoln Separate Account from and after the Effective Date and the Company shall not unreasonably reject such recommendations, but the Administrator will not change Fund options for the Lincoln Separate Account from and after the Effective Date unless such changes are made: (a) with the prior written consent of the Company, such consent not to be unreasonably withheld, (b) in fulfillment of the fiduciary obligations of the Company or (c) by the Board of Trustees of an unaffiliated Fund to liquidate, merge or remove a Fund pursuant to the terms of the then-existing fund participation agreements or through a regulatory process. If the Administrator makes a change in the Lincoln VA Contracts or the Lincoln Separate Account in connection with the change of a Fund option as permitted above, the Administrator shall, at its own expense, prepare for signature by the Company and transmit on behalf of the Company to the appropriate Governmental Authority any SEC exemptive application, no-action letter or other regulatory filing necessary to reflect or implement such change.

(vii)  The Company shall take all actions necessary to execute amendments to the Lincoln VA Contracts, prepared from time to time by the Administrator to the reasonable satisfaction of the Company to conform such policies to the extent required by any changes in Applicable Law.

ARTICLE IV

COLLECTIONS

Section 4.1.   Collection Services.   From and after the Effective Date and subject to Section 1.2, the Administrator shall assume all responsibility for the receipt and processing of all deposits and Contract Loan repayments with respect to the Lincoln VA Contracts and the allocation of such amounts between the General Account of Lincoln and the Lincoln Separate Account. The Administrator shall also deduct all Separate Account Charges. The Company shall promptly remit to the Administrator any such amounts received by it with respect to the Lincoln VA Contracts.

ARTICLE V

CLAIMS HANDLING

Section 5.1.   Claim Administration Services.   From and after the Effective Date, subject to Section 1.2, the Administrator shall acknowledge, consider, review, investigate, deny, settle, pay or otherwise dispose of each claim for benefits and disbursements reported under each Lincoln VA Contract (each, a “Claim” and collectively the “Claims”).

Section 5.2.   Description of Claim Administration Services.   Without limiting the foregoing, the Administrator shall:

(i)     provide claimants under the Lincoln VA Contracts and their authorized representatives (collectively, “Claimants”) with Claim forms and provide reasonable explanatory guidance to Claimants in connection therewith;

(ii)    establish, maintain and organize Claim files and maintain and organize other Claims-related records;

(iii)   review all Claims and determine whether the Claimant is eligible for benefits and if so, the nature and extent of such benefits;

(iv)   prepare and distribute to the appropriate recipients and Governmental Entities any reports relating to periods following or including the Effective Date as required by Applicable Law;

(v)    respond to all written or oral Claims-related communications that the Administrator reasonably believes to require a response;

(vi)   maintain a complaint log with respect to the Lincoln VA Contracts in accordance with applicable requirements of Governmental Entities and provide a copy of such log, continuously updated through the last day of each calendar quarter during the term of this Agreement, to the Company on or before the twentieth (20) Business Day of each calendar quarter covering changes during the preceding calendar quarter; and

(vii)  respond to and manage any Claims-related matters pursuant to Article VI.

ARTICLE VI

REGULATORY AND LEGAL PROCEEDINGS

Section 6.1.   Regulatory Complaints and Proceedings.   From and after the Effective Date subject to Section 1.2, the Administrator shall, to the extent known to the Administrator:

(i)     to the extent permitted by Applicable Law and the applicable Governmental Entity, respond to any Claims payment related complaints or inquiries made by any Governmental Entity with respect to the Lincoln VA Contracts relating to periods following or including the Effective Date within the Governmental Entity’s requested time frame for response or, if no such time frame is provided, within the time frame as allowed by Applicable Law, and promptly provide a copy of such response to the Company;

(ii)    promptly notify the Company of any non-Claims payment related complaints or inquiries initiated by a Governmental Entity on or after the Effective Date with respect to the Lincoln VA Contracts, and of any proceedings (either Claims or non-Claims related) initiated by a Governmental Entity on or after the Effective Date with respect to the Lincoln VA Contracts, and with respect to periods following the Effective Date to the extent permitted by Applicable Law and to the extent not related to the Retained Services, prepare and send to the Governmental Entity, with a copy to the Company, a response within the Governmental Entity’s requested time frame for response or, if no such time frame is provided, within the time frame as allowed by Applicable Law; provided, that, subject to meeting such time frames, the Administrator shall provide such response to the Company for its prior review and comment;

(iii)   supervise and control the investigation, contest, defense and/or settlement of all complaints, inquiries and proceedings by Governmental Entities with respect to the Lincoln VA Contracts relating to periods following the Effective Date at its own cost and expense, and in the name of the Company when necessary; and

(iv)   at the Company’s request, provide to the Company a report in a form mutually agreed by the parties summarizing the nature of any such complaints, inquiries or proceedings by Governmental Entities relating to periods following or including the Effective Date and matters that are under the supervision and control of the Administrator, the alleged actions or omissions giving rise to such complaints, inquiries or proceedings and copies of any files or other documents that the Company may reasonably request in connection with its review of these matters.

Section 6.2.   Legal Proceedings.   The Administrator shall:

(i)     notify the Company promptly of any lawsuit, action, arbitration or other dispute resolution proceedings to the extent known to the Administrator that are instituted or threatened with respect to any matter relating to the Lincoln VA Contracts relating to periods following the Effective Date (“Legal Proceeding(s)”) within such time as to permit timely response by the Company and in no event more than ten (10) Business Days after receipt of notice thereof;

(ii)    supervise and control the investigation, contest, defense and/or settlement of all Legal Proceedings at its own cost and expense, and in the name of the Company when necessary; and

(iii)   keep the Company fully informed of the progress of all Legal Proceedings handled by the Administrator in which the Company is named a party and, at the Company’s request, provide to the Company a report summarizing the nature of such Legal Proceedings, the alleged actions or omissions giving rise to such Legal Proceedings and copies of any files or other documents that the Company may reasonably request in connection with its review of these matters, in each case other than such files, documents and other information as would, in the judgment of counsel to the Administrator, lead to the loss or waiver of legal privilege.

Section 6.3.   Notice to Administrator.   The Company shall give prompt notice to the Administrator of any Legal Proceeding made or brought against the Company after the Closing Date arising under or in connection with the Lincoln VA Contracts, to the extent known to it and not made against or served on the Administrator or a Subcontractor as administrator hereunder within such time as to permit timely response by the Administrator, and in no event more than ten (10) Business Days after receipt of notice thereof, and shall promptly furnish to the Administrator copies of all pleadings in connection therewith. The Administrator shall assume the defense of the Company with respect to all Legal Proceedings.

ARTICLE VII

SEPARATE ACCOUNT ADMINISTRATIVE SERVICES

Without limiting the generality of any of the foregoing, from and after at the Effective Date, subject to Section 1.2, in addition to the services described in any Article of this Agreement, the services with respect to, or as a result of, the Lincoln Separate Account shall include those services set forth on Schedule A attached hereto.

ARTICLE VIII

MISCELLANEOUS SERVICES

Section 8.1.   Ceded Reinsurance Agreements.   From and after the Effective Date, subject to Section 1.2, the Administrator shall have the exclusive authority and responsibility to manage and administer the Ceded Reinsurance Agreements, including providing all reports and notices required with respect to the Ceded Reinsurance Agreements to the reinsurers within the time required by the applicable reinsurance agreement and doing all other things necessary to comply with the terms and conditions of the Ceded Reinsurance Agreements. Without limiting the foregoing, the Administrator shall timely pay all reinsurance premiums due to reinsurers under the Ceded Reinsurance Agreements and collect from such reinsurers all reinsurance recoverables due thereunder.

Section 8.2.   Non-Guaranteed Elements.   The Administrator shall provide recommendations to the Company as to the setting of all Non-Guaranteed Elements. Such recommendations shall be provided from time to time in a timely manner and shall be accompanied by such analysis as the Company shall reasonably request.

Section 8.3.   Contractholder Services.   From and after the Effective Date subject to Section 1.2, the Administrator shall provide all contractholder services in connection with the Lincoln VA Contracts, including the processing of all resets and all elections made by contractholders under the terms of the Lincoln VA Contracts.

Section 8.4.   Legal Services.   As of the Effective Date, as such term is defined in the Master Transaction Agreement, the Administrator shall be deemed to be, and the Company hereby appoints the Administrator as its agent and the Administrator accepts such appointment to act on behalf of the Company to provide or retain legal counsel, at Administrator’s expense, to provide the Company with legal advice, and to obtain such legal advice from and consult with such counsel with respect to the provision of services specified in Section 3(v) of this Agreement, Item 5(g) of Schedule A, and for such other purposes as the Administrator may reasonably determine.

Section 8.5.   Other Services.   The Administrator shall provide such other administrative services as are necessary or appropriate to fully effectuate the purpose of the Lincoln Reinsurance Agreement and this Agreement, including such services as are not performed by or on behalf of Company on the date hereof but the need for which may arise due to changes or developments in Applicable Law and are consistent with the allocation of the services set forth herein between the Administrator and the Company.

ARTICLE IX

QUARTERLY PREMIUM TAX AND INSOLVENCY FUND ACCOUNTINGS

Section 9.1.   Quarterly Accountings.   Subject to Section 1.3, from and after the Effective Date, within twenty (20) Business Days after the end of each calendar quarter that this Agreement is in effect (or more frequently as mutually agreed by the parties), the Company shall submit to the Administrator a written statement of accounting in a form and containing such information to be agreed upon by the parties hereto (each, an “Insolvency Fund Quarterly Accounting”) setting forth the insolvency fund amounts assessed against or payable by the Company, to the extent that such assessments constitute the Company’s General Account Liabilities (collectively, the “Post-Effective Date Assessments”). In addition, within twenty (20) Business Days after the last day of each calendar quarter that this Agreement is in effect (or more frequently as mutually agreed by the parties), the Administrator shall submit to the Company a written statement of accounting in a form and containing such information to be agreed upon by the parties hereto (each, a “Quarterly Premium Tax Accounting”, and together with the Insolvency Fund Quarterly Accountings, the “Quarterly Accountings”) setting forth the estimated premium taxes due with respect to the Lincoln VA Contracts as a result of premiums collected or annuitizations occurring during such quarter. Concurrent with the delivery of each Quarterly Premium Tax Accounting, the Administrator shall remit to the Company the amount set forth on such Quarterly Premium Tax Accounting with respect to such estimated premium taxes due and the amount set forth in such Insolvency Fund Quarterly Accounting with respect to the Post-Effective Date Assessments, and any other amounts owed to the Company pursuant to this Agreement.

Section 9.2..   Adjustments Regarding Quarterly Accountings.   In the event that subsequent data or calculations require revision of any of the Quarterly Accountings, the required revision and appropriate payments thereunder shall be made within twenty (20) Business Days after the parties hereto mutually agree as to the appropriate revision.

ARTICLE X

CERTAIN ACTIONS BY COMPANY

Section 10.1.   Filings.   Subject to Section 1.3, the Company shall prepare and timely file any filings required to be made with any Governmental Entity that relate to the Company generally and not just to the Lincoln VA Contracts, including filings with guaranty associations and filings and premium tax returns with taxing authorities. The Administrator shall, in a timely fashion after reasonable notice by the Company in light of the dates such filings by the Company are required, provide to the Company, all information in the possession of the Administrator with respect to the Lincoln VA Contracts that may be reasonably required for the Company to prepare such filings and tax returns.

Section 10.2.   Annual Adjustment.   The Company shall pay or provide to the Administrator the benefit of any Post-Effective Date Assessments which have been applied to reduce the Company’s premium tax liability (“Premium Tax Credits”). The Company shall provide to the Administrator by April 15 of each year a statement of the amount (the “Annual Adjustment”) of (i) premium taxes (including retaliatory taxes) paid with respect to premiums collected or annuitizations occurring during the prior calendar year (to the extent that such taxes constitute the Company’s General Account Liabilities), less (ii) estimated premium taxes paid by the Administrator to the Company with respect to such premiums under the provisions of Article X, less (iii) Premium Tax Credits for the prior calendar year. By May 31 of each year the Administrator shall pay to the Company the Annual Adjustment, if a positive amount, and the Company shall pay or credit to the Administrator the Annual Adjustment, if a negative amount.

ARTICLE XI

REGULATORY MATTERS AND REPORTING

Section 11.1.   Regulatory Compliance and Reporting.   Subject to Section 1.3, the Administrator shall provide to the Company such information reasonably derivable from information within the possession of the Administrator or which is obtainable by the Administrator in the ordinary course of business with respect to the Lincoln VA Contracts as is required to satisfy all current and future informational reporting, prior approval and any other requirements imposed by any Governmental Entity. Upon the timely and reasonable request of the Company, the Administrator shall timely prepare such reports and summaries, including statistical summaries and certifications, as are necessary or reasonably required to satisfy any requirements imposed by a Governmental Entity upon the Company relating to periods following or including the Effective Date with respect to the Lincoln VA Contracts. In addition, the Administrator, upon the timely and reasonable request of the Company, shall promptly provide to the Company copies of all existing records relating to the Lincoln VA Contracts (including, with respect to records maintained in machine readable form, hard copies) that are necessary to satisfy such requirements. All copies of records furnished in the ordinary course of business shall be furnished by the Administrator at the Administrator’s cost. Among other responsibilities:

(i)                The Administrator shall promptly prepare and furnish to Governmental Entities, to the extent permitted by Applicable Law, all reports and related summaries (including, statistical summaries), certificates of compliance and other reports required or requested by any such Governmental Entity with respect to the Lincoln VA Contracts relating to periods following or including the Effective Date.

(ii)             The Administrator shall assist the Company and cooperate with the Company in doing all things necessary, proper or advisable in a commercially reasonable manner in connection with any and all market conduct or other Governmental Entity examinations to the extent related to Lincoln VA Contracts relating to periods following or including the Effective Date.

Section 11.2.   Reporting and Accountings.   The Administrator shall assume the reporting and accounting obligations set forth below:

(i)                As soon as practicable but not more than seven (7) Business Days after the end of each month that this Agreement is in effect (provided that with respect to any January, within ten (10) Business Days after the end of such month), the Administrator shall timely provide to the Company reports and summaries of transactions (and upon the easonable request of the Company, detailed supporting records) related to the Lincoln VA Contracts as may be reasonably required for use in connection with the preparation of the Company’s GAAP financial statements, including all premiums received and all benefits paid. The parties shall cooperate in good faith to establish the manner for the providing of such reports.

(ii)             As soon as practicable but not more than twelve (12) Business Days after the end of each calendar quarter that this Agreement is in effect, (or more frequently as mutually agreed by the parties), the Administrator shall timely provide to the Company reports and summaries of transactions (and upon the reasonable request of the Company, detailed supporting records) related to the Lincoln VA Contracts as may be reasonably required for use in connection with the preparation of the Company’s GAAP financial statements, tax returns and other required financial reports and to comply with the requirements of the regulatory authorities having jurisdiction over the Company, including all premiums received and all benefits paid. The parties shall cooperate in good faith to establish the manner for the providing of such reports.

(iii)          As soon as practicable but not more than twenty (20) Business Days after the end of each calendar quarter that this Agreement is in effect (or more frequently as mutually agreed by the parties), the Administrator shall provide to the Company information reasonably required by the Company to permit the Company to determine the amount of reserves that the Company is required to report on its statutory and GAAP financial statements, tax returns and other required financial reports in connection with the Lincoln VA Contracts as of the quarter end, along with the amounts of reserves ceded to each reinsurer under the Ceded Reinsurance Agreements and the amount of reserves established by the Administrator with respect to the Lincoln VA Contracts that include a market value adjustment feature.

(iv)         The Administrator shall promptly provide notice to the Company of any changes in the reserve methodology used by the Administrator in calculating statutory reserves for the Lincoln VA Contracts.

(v)            Within thirty (30) Business Days after each calendar year end (or such longer time as may be agreed by the parties) that this Agreement is in effect, the Administrator shall provide to the Company actuarial analysis as to the adequacy of statutory reserves for the Lincoln VA Contracts, reasonably adequate to support opinions prepared according to accepted actuarial standards of practice to be issued by the Company, and as otherwise required for regulatory reporting purposes. In addition, to the extent relating to the Lincoln VA Contracts, the Administrator shall, upon timely and reasonable request by the Company, provide such additional actuarial analyses and related reports as are required to support such actuarial opinions and certifications as are required from the Company by the SEC, the NASD, state insurance authorities and other Governmental Entities, including then current requirements, formal and ad hoc requests and other items reasonably necessary in support of examinations or audits relating to periods following or including the Effective Date. The Administrator shall also provide supporting documentation as required by Governmental Entities or actuarial standards of practice to the extent relating to periods following or including the Effective Date.

Section 11.3   Additional Reports and Updates.   For so long as this Agreement remains in effect, upon reasonable notice, each party shall from time to time furnish to the other such other reports and information related to Lincoln VA Contracts as may be reasonably required by such other party for regulatory, tax or similar purposes and reasonably available to it.

Section 11.4.   Disclosure Controls and Procedures.   The Administrator shall establish and maintain disclosure controls and procedures, as defined in Rule 13a-14(c) (“Disclosure Controls and Procedures”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to the Lincoln Services. In addition, Administrator shall establish and maintain effective internal controls over financial reporting, as defined in Exchange Act Rules 13a-15(f) and 15(d)-15(f) (“Internal Controls Over Financial Reporting”). The Administrator shall provide the Company with reasonable access to its personnel, books and records, and such other certifications and information as the Company may reasonably deem necessary to enable its designated officers to evaluate the effectiveness of the Disclosure Controls and Procedures in accordance with Rule 13a-15(b) under the Exchange Act and Internal Controls Over Financial Reporting in accordance with Rules 13a-15(f) and 15(d)-15(f) under the Exchange Act, both with respect to the Lincoln Services. The Administrator shall, upon request, authorize the Company’s independent auditors (i) to review the annual audit work papers of the Administrator’s independent auditors related to the Lincoln VA Contracts, including work papers related to internal controls, with the Company and the Administrator each bearing its own costs, including the costs of their respective independent auditors; and (ii) to perform such procedures as reasonably necessary for the Company’s auditors to express an opinion on the Company’s Financial Statements and the Company’s Controls Over Financial Reporting with respect to the Lincoln Services, with the Company bearing all costs in connection therewith, including the costs of any audit personnel of the Administrator. In addition, the Administrator shall provide the Company with such other reports, certifications and information concerning the Lincoln Services as may be reasonably necessary for the designated officers of the Company to certify the Company’s Forms 10-K and 10-Q filings as required by Rule 13a-14 and Rules 13a-15(f) and 15(d)-15(f) under the Exchange Act. Twenty-five (25) Business Days after the end of each calendar quarter (or such earlier time as may be reasonably necessary to permit the Company to satisfy any acceleration in its filing obligations) the Administrator shall provide the Company with a certification of its compliance with the then applicable Disclosure Controls and Procedures and such Internal Controls Over Financial Reporting.

ARTICLE XII

BOOKS AND RECORDS

Section 12.1.   Maintenance of Books and Records.   The Administrator shall keep accurate and complete records, files and accounts of all transactions and matters with respect to the Lincoln VA Contracts relating to the periods following or including the Effective Date and the administration thereof substantially in accordance with (i) Applicable Law and (ii) its record management practices in effect from time to time for the Administrator’s insurance business not covered by this Agreement, if any. The provisions of the Master Transaction Agreement regarding the retention and access to Books and Records shall apply to all such records, files and accounts.

ARTICLE XIII

COOPERATION

Each party hereto shall cooperate fully with the other in all reasonable respects in order to accomplish the objectives of this Agreement including making available to each their respective officers and employees for interviews and meetings with Governmental Entities and furnishing any additional assistance, information and documents as may be reasonably requested by a party from time to time.

ARTICLE XIV

PRIVACY REQUIREMENTS

Section 14.1   Confidentiality Obligations.   In providing the Lincoln Services provided for under this Agreement, and in connection with maintaining, administering, handling and transferring the data of the Contractholders and other recipients of benefits under the Lincoln VA Contracts, the Administrator shall, and shall cause its Affiliates to, comply with any Applicable Law and/or regulations with respect to privacy or data security relative to Customer Information (as defined below), and shall implement and maintain an effective information security program designed to protect Customer Information in compliance with all applicable privacy laws and other Applicable Law:

(i)                to ensure the security, integrity and confidentiality of Customer Information;

(ii)             to protect against any anticipated threats or hazards to the security or integrity of such Customer Information; and

(iii)          to protect against unauthorized access to or use of Customer Information which could result in substantial harm or inconvenience to the owner thereof or its Affiliates, or to Customers or potential Customers thereof.

“Customer Information” is defined as all tangible and intangible information provided or disclosed hereunder about present or former contract holders, annuitants, or other beneficiaries (collectively, hereinafter “Customers”) or potential Customers of any party or its Affiliates, including, but not limited to, name, address, telephone number, email address, account or policy information, and any list, description, or other grouping of Customers or potential Customers, and any medical records or other medical information of such Customers or potential Customers and any other type of information deemed “nonpublic” and protected by privacy laws and any other Applicable Law.

Section 14.2.   Security Incidents.   (a) In the event that any party discovers a security breach that has resulted or may reasonably result in unauthorized access to or disclosure of, or have any material adverse affect on, the security of any Customer Information related to the Lincoln VA Contracts (a “Security Incident”) such party shall (i) within 24 hours, notify the other parties of said Security Incident; and (ii) work with the other parties to take all measures reasonably necessary to restore the security of such Customer Information. The Company shall have the exclusive right to provide notice of any Security Incident to any Customers of the Lincoln VA Contracts, any law enforcement Person or any other Governmental Authorities and to determine the content and timing of any such notice; provided, any such notice shall be subject to review and approval by the Administrator, such approval not to be unreasonably delayed or withheld

(b) Each party acknowledges that the breach of its obligations under this Section 14.2 may cause irreparable injury and damages, which may be difficult to ascertain. Therefore a Party shall be entitled to seek injunctive relief with respect to any breach or threatened breach of this Section 14.2 by the other party and its Affiliates. This provision shall not in any way limit such other remedies as may be available to any party at law or in equity.

ARTICLE XV

CONSIDERATION FOR ADMINISTRATIVE SERVICES

Apart from the performance by the Company of its obligations under the Lincoln Reinsurance Agreement, there shall be no fee or other consideration due to the Administrator for performance of the Lincoln Services and its other obligations under this Agreement.

ARTICLE XVI

BANK ACCOUNT; USE OF COMPANY LETTERHEAD

Section 16.1   Establishment of Bank Accounts.   When and on terms reasonably requested by the Administrator, the Company shall open, modify or close, and make available for use by the Administrator or its designee for the payment of amounts to be paid by the Administrator hereunder one or more bank accounts (each a “Bank Account”) of the Company and check stock of the Company. One or more Bank Accounts shall be opened to hold solely general account assets (other than deposits held pending transfer to a separate account) and one or more Bank Accounts shall be opened to hold solely separate account assets. The Administrator or its designee shall maintain such account(s) and pay all applicable bank fees and check stock costs. The Company shall adopt such resolutions and execute such documents as required to designate senior officers of the Administrator or its designee (by title) as signatories on such account(s) and authorize the Administrator or its designee to certify to such bank(s), from time to time, the names of such officers. The Company shall also make available to the Administrator, or its designee, at the sole expense of the Administrator or its designee, such letterhead, printed forms and other documents of the Company as may be reasonably required by the Administrator or its designee in performing services hereunder. Upon termination of this Agreement, the Administrator or its designee shall promptly return to the Company all such unused check stock, letterhead, printed forms and other documents held by it in connection with this Agreement as provided under this Article XVI.

Section 16.2   Security Interest.   The Company hereby grants to the Administrator or its designee a security interest (the “Collateral”) in the Bank Accounts opened to hold general account assets, and all cash, securities, instruments and other property held in each such Bank Account from time to time, and all certificates and instruments, if any, from time to time representing such Bank Account or any property therein, and all products and proceeds of, and all dividends, collections, earnings, accruals and other payments with respect to, any of all of the foregoing and agrees that the Administrator or its designee has all the rights and remedies of a secured party under the New York Uniform Commercial Code.

ARTICLE XVII

INDEMNIFICATION

Section 17.1.   Indemnification of the Company.   The Administrator hereby indemnifies and holds harmless the Company and its directors, officers and employees and its Representatives and Affiliates (“Company Indemnified Parties”) from, against and in respect of all Losses imposed on, sustained, incurred or suffered by, or asserted against any Company Indemnified Party resulting from or arising out of any breach by the Administrator of its obligations under this Agreement (each, and “Administrator Breach”), provided that, the Administrator shall have no obligation to indemnify any Company Indemnified Party to the extent (i) such Loss is related to any act or omission resulting from the negligence or willful misconduct of the Company, or (ii) any Company Breach (as defined below).

Section 17.2.   Indemnification of the Administrator.   The Company hereby indemnifies and holds harmless the Administrator and its directors, officers and employees and its Representatives and Affiliates (“Administrator Indemnified Parties”) from, against and in respect of all Losses imposed on, sustained, incurred or suffered by, or asserted against any Administrator Indemnified Party resulting from or arising out of any breach by the Company of its obligations under this Agreement (each, a Company Breach); provided that, the Company shall have no obligation to indemnify any Administrator Indemnified Party to the extent (i) such Loss is related to any act or omission resulting from the negligence or willful misconduct of the Administrator or a Subcontractor, or (ii) any Administrator Breach.

Section 17.3.   Indemnification Procedures.   In the event that either the Company or the Administrator shall have a claim for indemnity against the other party under the terms of this Agreement, the parties shall follow the procedures set forth in Section 10.02 of the Master Transaction Agreement.

Section 17.4.   Exclusive Remedy.   Each party expressly acknowledges that, other than as expressly set forth in this Agreement, this Article XVII provides for the sole and exclusive remedy for all monetary claims resulting from any breach by the parties of any term of this Agreement.

ARTICLE XVIII

DURATION; TERMINATION

Section 18.1.   Duration.   This Agreement shall commence on the Effective Date and continue with respect to each Lincoln VA Contract until no further Lincoln Services in respect of such Lincoln VA Contract are required, unless this Agreement is earlier terminated under Section 18.2.

Section 18.2. (a)   Termination.   This Agreement is subject to immediate termination at the option of the Company, upon written notice to the Administrator, upon the occurrence of any of the following events:

(i)     A voluntary or involuntary proceeding is commenced in any jurisdiction by or against the Administrator for the purpose of conserving, rehabilitating or liquidating the Administrator;

(ii)    There is a material breach by the Administrator of any material term or condition of this Agreement that is not cured by the Administrator within thirty (30) days after receipt of written notice from the Company of such breach or act; or

(iii)   The Administrator is unable to perform the services required under this Agreement for a period of thirty (30) consecutive days for any reason other than as a result of a Force Majeure, it being understood that nothing in this Section 18.2(a)(iii) shall relieve the Administrator from its administrative responsibilities and other obligations under this Agreement. For purposes of this Agreement, “Force Majeure” means any acts or omissions of any civil or military authority, acts of God, wars, hostilities, terrorism, acts or omissions of the Company, fires, strikes or other labor disturbances, equipment failures, fluctuations or non availability of electrical power, heat, light, air conditioning or telecommunications equipment, or any other act, omission or occurrence beyond the Administrator’s reasonable control, irrespective of whether similar to the foregoing enumerated acts, omissions or occurrences.

(b)    This Agreement may be terminated at any time upon the mutual written consent of the parties hereto, which writing shall state the effective date of termination.

(c)    In the event that this Agreement is terminated under any of the provisions of Section 18.2(a), the Administrator shall select a third party administrator to perform the services required by this Agreement. The Company shall have the right to approve any such administrator selected by the Administrator, but such approval will not unreasonably be withheld within five (5) Business Days of its termination, the Company shall select such an administrator. In either case, the Administrator shall pay all fees and charges imposed by the selected administrator and shall bear all transition costs associated with the transition of the performance of the services required under this Agreement to such administrator.

ARTICLE XIX

GENERAL PROVISIONS

Section 19.1.   Headings.   The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 19.2.   Schedules.   The Schedule to this Agreement that is specifically referred to herein is a part of this Agreement as if fully set forth herein. All references herein to Articles, Sections, subsections, paragraphs, subparagraphs, clauses and Schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

Section 19.3.   Notices.   All notices, requests, demands and other communications under this Agreement must be in writing and will be deemed to have been duly given or made as follows: (a) if sent by registered or certified mail in the United States return receipt requested, upon receipt; (b) if sent by reputable overnight air courier, one business day after mailing; (c) if sent by facsimile transmission, when transmitted; or (d) if otherwise actually personally delivered, when delivered, and shall be delivered as follows:

If to the Company:

Lincoln Benefit Life Company
3075 Sanders Road, Suite G2H
Northbrook, Illinois 60062
Facsimile: (847) 402-9116
Attention: Treasurer

If to the Administrator:

Allstate Life Insurance Company
3075 Sanders Road, Suite G2H
Northbrook, Illinois 60062
Facsimile: (847) 402-9116
Attention: Treasurer

with concurrent copies to:

Allstate Insurance Company
2775 Sanders Road, Suite A2
Northbrook, Illinois 60062
Facsimile: (847) 402-0158
Attention: Susan L. Lees

and to:

LeBoeuf, Lamb, Greene & MacRae LLP
125 West 55th Street

New York, New York 10019
Facsimile: (212) 424-8500
Attention: John M. Schwolsky
            Donald B. Henderson, Jr.

Any party may, by notice given in accordance with this Section 19.3 to the other parties, designate another address or person for receipt of notices hereunder provided that notice of such a change shall be effective upon receipt.

Section 19.4.   Binding Effect; Assignment.   This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, permitted assigns and legal representatives. Neither this Agreement, nor any of the rights, interests or obligations hereunder, may be assigned, in whole or in part, by operation of law or otherwise, by any party without the prior written consent of the other party hereto and any such assignment that is not consented to shall be null and void.

Section 19.5.   Counterparts.   This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

Section 19.6.   Currency.   Whenever the word “Dollars” or the “$” sign appear in this Agreement, they shall be construed to mean United States Dollars, and all transactions under this Agreement shall be in United States Dollars.

Section 19.7.   Waivers and Amendments; Non-Contractual Remedies; Preservation of Remedies.   This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by each of the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

Section 19.8.   Governing Law.   This Agreement shall be construed, performed and enforced in accordance with the laws of the State of New York without giving effect to its principles or rules of conflict of laws thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

Section 19.9.   Entire Agreement; Severability.   (a) This Agreement, the Master Transaction Agreement and the applicable Ancillary Agreements contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, written or oral, with respect thereto.

(b) If any provision of this Agreement is held to be void or unenforceable, in whole or in part, (i) such holding shall not affect the validity and enforceability of the remainder of this Agreement, including any other provision, paragraph or subparagraph, and (ii) the parties agree to attempt in good faith to reform such void or unenforceable provision to the extent necessary to render such provision enforceable and to carry out its original intent.

Section 19.10.   Waiver of Punitive and Other Damages and Jury Trial.

(a)   THE PARTIES TO THIS AGREEMENT EXPRESSLY WAIVE AND FOREGO ANY RIGHT TO RECOVER PUNITIVE, EXEMPLARY, LOST PROFITS, (AS SUCH TERM IS DEFINED IN THE MASTER TRANSACTION AGREEMENT), CONSEQUENTIAL OR SIMILAR DAMAGES IN ANY ARBITRATION, LAWSUIT, LITIGATION OR PROCEEDING ARISING OUT OF OR RESULTING FROM ANY CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT EXCEPT FOR (i) PUNITIVE, EXEMPLARY, LOST PROFITS, ONSEQUENTIAL OR SIMILAR DAMAGES PAID OR AWARDED TO A THIRD PARTY IN A THIRD PARTY CLAIM. FOR THE AVOIDANCE OF DOUBT, PUNITIVE EXEMPLARY, LOST PROFITS, CONSEQUENTIAL AND SIMILAR DAMAGES SHALL NOT BE CONSIDERED FOR PURPOSES OR DETERMINING THE AMOUNT OF ANY DIMINUTION-OF-VALUE LOSSES UNDER THIS AGREEMENT.

(b)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFOR IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ADMINISTRATIVE SERVICES OR THE ACTIVITIES OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(c) EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OR ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF THE FOREGOING WAIVERS, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (iii) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS UNDER THIS AGREEMENT OR THE MASTER TRANSACTION AGREEMENT.

Section 19.11.   Jurisdiction; Venue; Service of Process.

(a)   Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York state court or Federal court of the United States of America sitting in New York County (the “New York Courts”), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the Lincoln Services, contemplated by this Agreement or for recognition or enforcement of any judgment relating hereto, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York courts. Each party agrees that a final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

(b)   Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the Lincoln Services or the activities or the transactions contemplated hereby in any New York Court. Each party hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)   Each party irrevocably consents to services of process in the manner provided for notices in Section 19.3.

(d)   No Third Party Beneficiaries. Nothing in this Agreement is intended or shall be construed to give any Person, other than the parties hereto, their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

Section 19.12.   Interpretation.   For purposes of this Agreement, the words “hereof”, “herein”, “hereby” and other words of similar import refer to this Agreement as a whole unless otherwise indicated. Whenever the words “include”, “includes”, or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. Whenever the singular is used herein, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate.

Section 19.13.   Survival.   Article XIV and Article XIX shall survive the termination of this Agreement.

IN WITNESS WHEREOFF, the parties hereto have executed this Agreement as of the date first above written.

LINCOLN BENEFIT LIFE COMPANY

By:	/s/ STEVEN C. VERNEY
Name:	Steven C. Verney
Title:	Treasurer

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ STEVEN C. VERNEY
Name:	Steven C. Verney
Title:	Treasurer

SCHEDULE A

SEPARATE ACCOUNT SERVICES

The Administrator shall provide the following additional services to the Company relating to the Lincoln Separate Accounts and periods following or including the Effective Date; provided that in all instances the Company shall perform all Retained Services, including the execution of reports, filings and other documents prepared by the Administrator in order to permit the Administrator to fulfill its obligations as set forth below.

1.   Premium Collection.   The Administrator shall promptly invest in the Lincoln Separate Account deposits collected which relate to the Separate Account portions of Lincoln VA Contracts (including transfers from fixed options under the Lincoln VA Contracts), and promptly forward funds and required information to the Funds, in each case in accordance with the Lincoln VA Contracts, the current prospectus and/or statement of additional information (as each may be amended from time to time) for the relevant Lincoln VA Contract, Applicable Law and any applicable agreements provided by the Company to the Administrator.

2.   Records Maintenance.   The Administrator shall maintain and preserve records with respect to the Lincoln Services that it performs for the Lincoln Separate Account as required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, (the “1940 Act”), the Exchange Act, and the rules promulgated by the National Association of Securities Dealers (the “NASD”). The Administrator acknowledges and agrees that such records as required to be maintained by Rules 31a-1 and 31a-2 under the 1940 Act are the property of the Company. Upon request of the Company or any state or federal regulatory authorities, the Administrator shall forward a complete copy of any record promptly to the requesting party in a format appropriate to the request. The Administrator shall submit to the Company for review, approval and signature, and transmit to the Securities and Exchange Commission (“SEC”) on behalf of the Company the undertaking required by Rule 17a-4(i) under the Exchange Act with respect to any records that it maintains and that are required to be maintained under the provisions of the Exchange Act by any broker dealers that are authorized to sell the Lincoln VA Contracts.

3.   Performance of Obligations.   The Administrator shall perform, in the name and on behalf of the Company, all of the Company’s obligations under, and shall comply with the terms of, (i) the participation agreements between the Company and the Funds in which assets of the Lincoln Separate Account are invested, as well as any related service agreement between the Company, the Funds and/or their Affiliates (the “Participation Agreements”), (ii) the underwriting agreements between the Company and the principal underwriters for the Lincoln VA Contracts, and (iii) any other agreements related to the distribution of the Lincoln VA Contracts, in each case to the extent that the Company has provided complete copies of such agreements (including any amendments thereto) to the Administrator, in each case, to the extent consistent with Applicable Law.

4.   Contractholder Services.   The Administrator shall provide the Company with the following additional contractholder services:

(a)             Issuing timely reports, statements, and confirmations as required by the Lincoln VA Contracts or the Company’s practices in effect immediately prior to the Effective Date and communicated by the Company to the Administrator in writing, or Applicable Law;

(b)            Issuing tax reporting forms and other information as required by applicable regulatory rules, including 1099-R, W-4P, and 5498 for Contractholders and beneficiaries as required and distributing the same to Contractholders and beneficiaries and appropriate authorities;

(c)             Responding to any requests from plan administrators or trustees for policy information affecting the plan or participants for qualified plans, holding Lincoln VA Contracts, provided that nothing herein shall require the Administrator to provide any service that, in the reasonable judgment of the Administrator might deem it to be a plan administrator or plan fiduciary;

(d)            Responding to Contractholder requests for calculations applicable to annuity payments under the Lincoln VA Contracts as may be necessary for tax withholding calculations;

(e)             Processing and recording transfer requests (i.e., from one subaccount to another), including calculating and transferring between the General Account of the Company and the Lincoln Separate Account all amounts required to be so transferred, in all cases in accordance with applicable provisions of the Lincoln VA Contracts and within such time periods as are specified by Applicable Law and in accordance with the applicable prospectus terms;

(f)               Processing and recording loan requests in all cases in accordance with applicable provisions of the Lincoln VA Contracts and in accordance with Applicable Law and in accordance with the applicable prospectus terms;

(g)            Calculating (on a daily basis) the accumulation unit value of each subaccount of the Lincoln Separate Account that is a funding option for the Lincoln VA Contracts, in accordance with the provisions of the Lincoln VA Contracts, as well as with the prospectus and statement of additional information disclosure on any day when such calculation is required by the 1940 Act and the rules and regulations thereunder;

(h)            Calculating (on a daily basis) the mortality and expense charges and any administrative charges in accordance with the provisions of the Lincoln VA Contracts, as well as with the applicable prospectus and statement of additional information disclosure.

(i)                Transmitting orders pursuant to the Participation Agreements for the purchase or redemption of shares in the Funds in which the assets of the Lincoln Separate Account are invested to such Funds or their authorized agents and paying and receiving funds in connection with such purchases or redemptions as required by any applicable agreement.

5.   Compliance Services.    The Administrator shall provide the Company with the following additional compliance services:

(a)             Prepare or cause to be prepared (and provide financial data required for), submit to the Company for review, approval and signature, and transmit on behalf of the Company to the appropriate Governmental Entity, such reports and filings as are required by the SEC with respect to the Lincoln VA Contracts (including audited financial statements of the Separate Accounts, forms N-SAR, 485(b) registration statement updates, separate account annual reports and 24f-2 Notices), the NASD (including compilation of information, if any, related to the Lincoln VA Contracts that would be reflected in any quarterly FOCUS II/IIA reports, annual FOCUS schedule 1 or Customer Complaints Rule 3070 Report), and the states with all of the foregoing to be accomplished within such time periods as are necessary to comply with Applicable Law after giving allowance, in the cases of information relevant to reports of filings of the Company that are not specific to the Lincoln VA Contracts, for time periods reasonably specified by the Company to permit integration of the subject information related to the Lincoln VA Contracts;

(b)            Notwithstanding anything in this Agreement to the contrary, all complaints and other grievances relating to the Lincoln VA Contracts and services provided hereunder shall be handled by the Administrator in accordance with Applicable Law and NASD requirements (including any response time requirements applicable thereto);

(c)             Notwithstanding clause (a) above, in the event the Company prepares any registration statement or other SEC related documents, review and comment on such documents, and assist the Company in meeting SEC requirements with respect to the Lincoln VA Contracts. In addition, the Administrator shall distribute at its expense to Contractholders all documents required by Applicable Law to be so distributed, including prospectuses, statements of additional information, amendments or supplements thereto and annual and semi-annual reports of the Lincoln Separate Account or of the Funds within such time periods as are specified by Applicable Law. The Company agrees to make such documents that it prepares available to the Administrator in camera ready form on a timely basis;

(d)            Submit to the Company for review, approval and signature; and transmit on behalf of the Company to the appropriate Governmental Entity all regulatory approvals required with respect to advertising of the Lincoln VA Contracts, including all filings and approvals required by Applicable Law and NASD requirements (except to the extent that such services are performed by other entities pursuant to written agreements with the Company);

(e)             Other than with respect to the Retained Services and any other actions taken by the Company, ensure SEC and NASD compliance for the Lincoln VA Contracts and Lincoln Separate Account and related prospectuses, and registration statements including the submission of any required information, conducting annual compliance audits, quarterly complaint reporting, registering and terminating representatives, monitoring continuing education requirements and market timing by Contractholders;

(f)               Subject to the prior written consent of the Company, which shall not be unreasonably withheld, and subject to clause (e) above, the Administrator may cease updating prospectuses relating to the Lincoln VA Contracts in accordance with the SEC no-action letter dated October 23, 1990 issued to Great-West Life & Annuity Insurance Company and any subsequent related no-action letters, or may begin to update prospectuses that the Company has previously stopped updating;

(g)            Other than with respect to the Retained Services and any other actions taken by the Company, monitor, or cause to be monitored the federal securities statutes and the rules, regulations, orders, and interpretations thereunder and the securities statutes and rules, regulations, orders, and interpretations thereunder of the various states in which Contractholders or Lincoln VA Contracts are located to ensure compliance therewith and to ensure that any actions or communications required thereby are properly made;

(h)            Process information relating to proxy voting, including receiving record date information and proxy solicitation from underlying investment vehicle(s), preparing proxy ballots, mailing solicitation and resolicitations, if necessary, and maintaining all proxy registers and other required proxy material with respect to the Lincoln VA Contracts;

(i)                Provide the Company with all information reasonably requested and necessary for the Company to file applicable tax returns and to meet any requirements arising out of the Sarbanes-Oxley Act of 2002, as amended with respect to the Lincoln VA Contracts and the Lincoln Services;

(j)                Ensure compliance with the Office of Foreign Assets Control (“OFAC”) of the US Department of the Treasury and money “laundering” restrictions, including but not limited to those adopted under the Uniting and Strengthening America By Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001 with respect to the Lincoln VA Contracts;

(k)             Monitor and comply, as applicable, with all applicable licensing requirements relating to the Administrator and the Purchaser; assist the Company in appointing Producers for the Lincoln VA Contracts as required by Applicable Law and monitor the performance and licensing of all Producers with respect to the Lincoln VA Contracts to the extent required by Applicable Law;

(l)                Terminate a Producer’s authority and agreements with such Producers with respect to the Lincoln VA Contracts; and

(m)          Provide the Company annually (not later than sixty (60) days after the end of each calendar year) copies of all self-evaluative reports produced by the Administrator with respect to the Lincoln Services.

6.   General.   The Administrator agrees to comply with all applicable federal securities laws the requirements of applicable self regulatory organizations, including the NASD, and applicable state law as they apply to the Separate Account portions of the Lincoln VA Contracts in connection with the performance of the Administrator’s obligations under this Agreement. The Administrator hereby agrees to provide all necessary information in its possession or which is obtainable by the Administrator in the ordinary course of business to the Company in order to meet all regulatory requirements as may be necessary for the Company, ALFS, Inc. (“ALFS”), and Allstate Distributors, L.L.C. (“ADLLC”) to fulfill their obligations under federal and state law as is deemed reasonably necessary by the Company under applicable federal and state laws as they relate to the Lincoln VA Contracts.

7.    Sales and Distribution Compliance.   The Administrator shall:

(a)             provide all services reasonably necessary or appropriate to allow the Company, ALFS and ADLIC to comply with their obligations under the underwriting agreements for the Lincoln VA Contracts and under the Distributor Agreements to extent applicable to the Lincoln VA Contracts, and generally cooperate with the Distributors in connection with the performance of their duties under the Distributor Agreements to such extent. “Distributor” shall mean a broker-dealer that is or has ever been authorized to participate in the distribution of Lincoln VA Contracts. “Distributor Agreement” shall mean any selling, marketing support or similar agreement between and among a Distributor and the Company, ALFS and/or ADLIC relating to the marketing and/or sale of Lincoln VA Contracts and/or ongoing contractowner support by such Distributor, including without limitation such agreements that were terminated or expired prior to the (date) but have surviving or continuing provisions to which the Company, ALFS and/or ADLIC are a party, as set forth on Schedule A-7. The Administrator shall provide such reports reasonably requested by ALFS or a Distributor as may be necessary for such person to carry out its duties and comply with its regulatory responsibilities to the extent required by the underwriting agreements for the Lincoln VA Contracts or the applicable Distributor Agreement, respectively;

(b)            to the extent required under the applicable Distributor Agreement, on behalf of such Distributor, prepare and send to Contractholders confirmations of transactions under the Lincoln VA Contracts and periodic statements, in compliance with and to the extent required by rule 10b-10 under the Exchange Act; subject to Section 2.3, at its discretion, arrange for an Affiliate appropriately registered with the SEC as a brokerdealer to provide any of the foregoing services, to the extent that such service may only be provided by a registered broker-dealer or a registered representative of such broker-dealer; and

(c)             to the extent required under the applicable Distributor Agreement, separately account for any commission payable with respect to the Lincoln VA Contracts and shall pay such commissions to or on behalf of such Distributor, in accordance with Applicable Law; SEC interpretations and the applicable Distributor Agreement.

8.   Rule 38a 1 Compliance Program.   The Administrator shall apply its own compliance program (the “Compliance Program”) with respect to the separate accounts to the Lincoln Separate Account. The Compliance Program shall comply with the requirements of Rule 38a 1 under the 1940 Act applicable to the Lincoln Services. The Compliance Program shall include without limitation written policies and procedures reasonably designed to detect and prevent violations of the “federal securities laws” as defined in rule 38a 1(e)(1), a review at least annually of the adequacy of the Compliance Program and the effectiveness of its implementation, and appointment of a chief compliance officer whose responsibilities include preparation of reports of the reviewed separate accounts, including the Lincoln Separate Account providing the information with respect to the Compliance Program including the Lincoln Services necessary for the preparation of reports as provided in Rule 38a 1(a)(4)(iii) (“Rule 38a 1 Reports”) and (b) provides at least the same degree of compliance oversight as provided under the Company’s existing compliance program for the Lincoln Separate Accounts, as such compliance program is communicated to the Administrator. The Administrator shall provide, or cause to be provided, reports to the Company’s Chief Compliance Officer, a reasonable time before each Rule 38a 1 Report is due, and shall promptly report to the Company’s Chief Compliance Officer, any Material Compliance Matter (within the meaning of Rule 38a 1 under the 1940 Act) discovered through the operation of the Compliance Program or otherwise. The Administrator shall provide the Company with reasonable access to its personnel, books and records, and such other certifications and information as the Company may reasonably deem necessary to enable its designated officers to evaluate the effectiveness of the Compliance Program with respect to the Lincoln Separate Accounts.

SCHEDULE 2.3

CONSENTS UNDER MATERIAL CONTRACTS

None.

SCHEDULE A-7

DISTRIBUTOR AGREEMENTS

Schedule A-7

Firm Name	Issuing Company Name	Underwriting Company Name	Effective Date	Termination Date	Marketing product name
1717 Capital Management Co.	Lincoln Benefit Life Company	ALFS, Inc.	04/27/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

1st Discount Brokerage, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/20/98 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

1st Global Capital Corp.	Lincoln Benefit Life Company	ALFS, Inc.	09/19/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

3 Mark Equities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	10/06/03 12:00 AM	Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, LBL Advantage VA, Premier Planner VA
A & F Financial Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/04/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

A.G. Edwards & Sons, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	12/10/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Abacus Investments, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/05/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Access Financial Group	Lincoln Benefit Life Company	ALFS, Inc.	02/22/02 12:00 AM	04/10/03 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
ACS Securities Corp.	Lincoln Benefit Life Company	ALFS, Inc.	01/13/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Acument Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	11/30/00 12:00 AM	03/10/03 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Advanced Equities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/26/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Advanced Planning Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/17/05 12:00 AM	Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Advantage Capital Corporation	Lincoln Benefit Life Company	ALFS, Inc.	05/20/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Advest, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/01/05 12:00 AM	Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Advisors Unlimited	Lincoln Benefit Life Company	ALFS, Inc.	07/08/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Advisory Group Equity Services	Lincoln Benefit Life Company	ALFS, Inc.	05/09/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

AFS Brokerage, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	02/07/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

AFS Equities Inc.	Lincoln Benefit Life Company	ALFS, Inc.	02/22/96 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

AIG Financial Advisors	Lincoln Benefit Life Company	ALFS, Inc.	03/17/94 12:00 AM	10/30/05 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

AIG Financial Advisors	Lincoln Benefit Life Company	ALFS, Inc.	10/31/05 12:00 AM	Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Allegheny Investments, LTD.	Lincoln Benefit Life Company	ALFS, Inc.	05/20/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Allen Douglas Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/14/00 12:00 AM	10/13/03 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Alliance Advisory & Securities	Lincoln Benefit Life Company	ALFS, Inc.	11/22/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Allstate Financial Services, LLC	Lincoln Benefit Life Company	ALFS, Inc.	08/02/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Amcore Investment Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	01/06/05 12:00 AM	Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
American Diversified Financial Group LLC	Lincoln Benefit Life Company	ALFS, Inc.	10/31/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

American Financial Associates,	Lincoln Benefit Life Company	ALFS, Inc.	06/30/98 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

American General Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/02/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

American Independent Securities Group, LLC	Lincoln Benefit Life Company	ALFS, Inc.	10/13/05 12:00 AM	Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, LBL Advantage VA, Premier Planner VA
American Investment Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	09/17/96 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

American Investors Company (LSY)	Lincoln Benefit Life Company	ALFS, Inc.	09/26/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

American Pacific Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/15/00 12:00 AM	11/06/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

American Portfolios Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	10/18/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

American Securities Group	Lincoln Benefit Life Company	ALFS, Inc.	03/06/06 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

American Wealth Management, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	12/09/02 12:00 AM	Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, Premier Planner VA
Ameritas Investment Corp.	Lincoln Benefit Life Company	ALFS, Inc.	09/13/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

AmSouth Investment Services	Lincoln Benefit Life Company	ALFS, Inc.	04/14/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

ANB Financial Group, LLC	Lincoln Benefit Life Company	ALFS, Inc.	03/18/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Anderson & Strudwick, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/18/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Andrick Securities Corp.	Lincoln Benefit Life Company	ALFS, Inc.	08/22/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Annuities Exchange / Financial Products Corporation	Lincoln Benefit Life Company	ALFS, Inc.	10/14/96 12:00 AM	06/06/02 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
AOS, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/22/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Aragon Financial Services, Inc	Lincoln Benefit Life Company	ALFS, Inc.	03/23/94 12:00 AM	04/21/02 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Archer Alexander Securities Co	Lincoln Benefit Life Company	ALFS, Inc.	03/03/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Archon Securities, LLC	Lincoln Benefit Life Company	ALFS, Inc.	08/31/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Aris Securities Company	Lincoln Benefit Life Company	ALFS, Inc.	11/23/99 12:00 AM	11/12/01 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, Premier Planner VA
ARM Securities Corporation	Lincoln Benefit Life Company	ALFS, Inc.	07/25/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Arrowhead Investment Center	Lincoln Benefit Life Company	ALFS, Inc.	02/28/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Arthurs, Lestrange & Co., Inc.	Lincoln Benefit Life Company	ALFS, Inc.	09/06/05 12:00 AM	Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Ash Securities Wholesaling, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/26/96 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Askar Corp.	Lincoln Benefit Life Company	ALFS, Inc.	02/24/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Assist Investment Management C	Lincoln Benefit Life Company	ALFS, Inc.	05/29/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Associated Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	01/15/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Associated Investment Services	Lincoln Benefit Life Company	ALFS, Inc.	09/19/96 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Associated Securities Corp.	Lincoln Benefit Life Company	ALFS, Inc.	02/02/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Atlantic Coast Securities Corp	Lincoln Benefit Life Company	ALFS, Inc.	09/07/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Aurum Securities Corp.	Lincoln Benefit Life Company	ALFS, Inc.	11/06/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Avalon Investment & Securities	Lincoln Benefit Life Company	ALFS, Inc.	03/04/98 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

AXA Advisors, LLC	Lincoln Benefit Life Company	ALFS, Inc.	08/30/00 12:00 AM	Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA
B.B. Graham & Co. Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/05/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Baird Management Corporation	Lincoln Benefit Life Company	ALFS, Inc.	04/10/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Bancnorth Investment Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/15/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Bannon, Ohanesian & Lecours, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	11/14/94 12:00 AM	03/28/00 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Bannon, Ohanesian & Lecours, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/29/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

BCG Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	08/19/04 12:00 AM	Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA
Beaconsfield Financial Service	Lincoln Benefit Life Company	ALFS, Inc.	08/21/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Benefit Funding Services, LLC	Lincoln Benefit Life Company	ALFS, Inc.	11/11/04 12:00 AM	Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Berthel, Fisher & Co. Fin. Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	01/01/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

BI Investments, LLC	Lincoln Benefit Life Company	ALFS, Inc.	02/19/04 12:00 AM	Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, LBL Advantage VA, Premier Planner VA
Birchtree Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/11/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Blue Vase Securities, LLC	Lincoln Benefit Life Company	ALFS, Inc.	09/15/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

BOSC, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	07/28/97 12:00 AM	04/16/00 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
BOSC, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/17/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

BPU Investment Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/21/06 12:00 AM	Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Brecek & Young Advisors, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/08/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Broad Street Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/09/05 12:00 AM	Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Broker Dealer Fin. Services Corp.	Lincoln Benefit Life Company	ALFS, Inc.	08/21/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Brookstone Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	12/08/05 12:00 AM	Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Brookstreet Securities Corporation	Lincoln Benefit Life Company	ALFS, Inc.	06/30/98 12:00 AM	08/27/00 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Brookstreet Securities Corporation	Lincoln Benefit Life Company	ALFS, Inc.	08/28/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

BSC Securities, L.C.	Lincoln Benefit Life Company	ALFS, Inc.	12/28/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Buell Securities Corp.	Lincoln Benefit Life Company	ALFS, Inc.	04/25/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Butler Freeman Tally Financial Group LLC	Lincoln Benefit Life Company	ALFS, Inc.	05/02/02 12:00 AM	Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, LBL Advantage VA, Premier Planner VA
Butler, Wick & Co., Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/17/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

C.J.M. Planning Corp.	Lincoln Benefit Life Company	ALFS, Inc.	05/13/97 12:00 AM	10/24/05 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Cadaret, Grant & Co., Inc.	Lincoln Benefit Life Company	ALFS, Inc.	09/22/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Cal Fed Investments	Lincoln Benefit Life Company	ALFS, Inc.	10/20/97 12:00 AM	01/01/03 12:00 AM	Investor’s Select VA
California Financial Network, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	08/21/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Calton & Associates, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/20/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Cambridge Investment Research	Lincoln Benefit Life Company	ALFS, Inc.	03/27/96 12:00 AM	08/31/00 12:00 AM	Investor’s Select VA
Cambridge Investment Research	Lincoln Benefit Life Company	ALFS, Inc.	09/01/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Cameron & Company, LLC	Lincoln Benefit Life Company	ALFS, Inc.	05/23/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Cantella & Co., Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/05/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Cantone Research Inc.	Lincoln Benefit Life Company	ALFS, Inc.	02/24/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Cap Pro Brokerage Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	09/07/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Capital Analysts, Incorporated	Lincoln Benefit Life Company	ALFS, Inc.	10/27/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Capital Brokerage Corporation	Lincoln Benefit Life Company	ALFS, Inc.	11/06/00 12:00 AM	10/24/05 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Capital Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/04/94 12:00 AM	03/29/00 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Capital Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/30/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Capital Growth Financial, LLC	Lincoln Benefit Life Company	ALFS, Inc.	11/18/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Capital Investment Group	Lincoln Benefit Life Company	ALFS, Inc.	04/03/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Capital Management Securities,	Lincoln Benefit Life Company	ALFS, Inc.	07/16/98 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Capital Securities Investment	Lincoln Benefit Life Company	ALFS, Inc.	04/03/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Capital Securities of America, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	10/07/96 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Capital Strategies, Ltd.	Lincoln Benefit Life Company	ALFS, Inc.	08/30/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Capital West Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	11/27/95 12:00 AM	04/23/00 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, Premier Planner VA
Capital West Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/24/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Capitol Advisory Corporation	Lincoln Benefit Life Company	ALFS, Inc.	06/03/96 12:00 AM	04/13/00 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Capitol Advisory Corporation	Lincoln Benefit Life Company	ALFS, Inc.	04/14/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Capitol Securities Management, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	02/06/96 12:00 AM	09/04/00 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Capitol Securities Management, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	09/05/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Capstone Investments	Lincoln Benefit Life Company	ALFS, Inc.	08/26/98 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Captrust Financial Advisors, LLC	Lincoln Benefit Life Company	ALFS, Inc.	11/30/00 12:00 AM	06/15/02 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Capwest Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/07/05 12:00 AM	Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Cardinal Capital Management, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	07/02/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Cardinal Investments, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	02/02/95 12:00 AM	03/28/00 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Cardinal Investments, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/29/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Carillon Investments, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	08/06/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Carr-Friesenhahn & Co., Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/25/99 12:00 AM	04/22/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Carter, Terry & Company, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/14/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Cascade Investment Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	10/05/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Castlewood Securities LLC	Lincoln Benefit Life Company	ALFS, Inc.	04/25/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Catholic Financial Services Corporation	Lincoln Benefit Life Company	ALFS, Inc.	02/01/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

CBIZ Financial Solutions, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/08/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Centaurus Financial Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/04/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Centennial Capital Management, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/08/97 12:00 AM	06/18/02 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Century Securities Associates, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	01/11/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

CFD Investments, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	11/04/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

CFG Financial Associates, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	01/07/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Champion Capital Corporation	Lincoln Benefit Life Company	ALFS, Inc.	01/31/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Chapman Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	11/06/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Charter One Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	11/10/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Chevy Chase Financial Services	Lincoln Benefit Life Company	ALFS, Inc.	05/27/98 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Chittenden Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/24/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

CIBC World Markets Corp.	Lincoln Benefit Life Company	ALFS, Inc.	07/12/94 12:00 AM	04/06/00 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
CIBC World Markets Corp.	Lincoln Benefit Life Company	ALFS, Inc.	04/07/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

CIG Corp	Lincoln Benefit Life Company	ALFS, Inc.	08/18/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Clark Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/18/06 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Clary Investment & Insurance Planning Corp.	Lincoln Benefit Life Company	ALFS, Inc.	08/07/96 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Clearing Services of America, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/30/97 12:00 AM	10/08/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Coastal Equities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	02/01/06 12:00 AM	Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, LBL Advantage VA, Premier Planner VA
Coburn & Meredith, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	08/21/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Comerica Securities	Lincoln Benefit Life Company	ALFS, Inc.	12/05/94 12:00 AM	06/18/02 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Comerica Securities	Lincoln Benefit Life Company	ALFS, Inc.	06/19/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Commerce Capital Markets, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/06/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Commonwealth Financial Network	Lincoln Benefit Life Company	ALFS, Inc.	08/11/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Community Financial Centers, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/28/96 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Compass Securities Corp.	Lincoln Benefit Life Company	ALFS, Inc.	01/31/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Comprehensive Asset Mgmt. & Servicing, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/08/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Continental Broker-Dealer Corp	Lincoln Benefit Life Company	ALFS, Inc.	08/13/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Continental Capital Investment	Lincoln Benefit Life Company	ALFS, Inc.	04/24/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Coordinated Capital Securities	Lincoln Benefit Life Company	ALFS, Inc.	06/01/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Correll Co. Investment Services Corp.	Lincoln Benefit Life Company	ALFS, Inc.	06/16/97 12:00 AM	03/28/00 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Correll Co. Investment Services Corp.	Lincoln Benefit Life Company	ALFS, Inc.	03/29/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Costa Financial Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	09/19/05 12:00 AM	Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
CPA Financial Advisers, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/18/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

CPS Financial & Insurance Serv	Lincoln Benefit Life Company	ALFS, Inc.	10/29/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Crowell, Weedon & Co.	Lincoln Benefit Life Company	ALFS, Inc.	04/03/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Crown Capital Securities, L.P.	Lincoln Benefit Life Company	ALFS, Inc.	09/20/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

CSA Financial Associates, LLC	Lincoln Benefit Life Company	ALFS, Inc.	10/29/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

CUE	Lincoln Benefit Life Company	ALFS, Inc.	04/19/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Cullum & Burks Securities	Lincoln Benefit Life Company	ALFS, Inc.	12/28/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

CUNA Brokerage Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	07/10/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

CUSO Financial Services, L.P.	Lincoln Benefit Life Company	ALFS, Inc.	05/10/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Cutter & Company, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	11/11/95 12:00 AM	03/26/00 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Cutter & Company, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/27/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

D.A. Davidson & Co.	Lincoln Benefit Life Company	ALFS, Inc.	08/15/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

D.B. Frank Investments, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/09/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

D.H. Hill Securities LLP	Lincoln Benefit Life Company	ALFS, Inc.	03/10/97 12:00 AM	01/20/03 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Dalton Strategic Investment Se	Lincoln Benefit Life Company	ALFS, Inc.	01/27/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Davenport & Company LLC	Lincoln Benefit Life Company	ALFS, Inc.	07/18/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

David A. Noyes & Co.	Lincoln Benefit Life Company	ALFS, Inc.	03/28/00 12:00 AM	04/16/03 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
DaVinci Capital Management, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	10/13/05 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Delta Equity Services Corp.	Lincoln Benefit Life Company	ALFS, Inc.	04/17/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Dempsey Financial Network, Inc	Lincoln Benefit Life Company	ALFS, Inc.	08/22/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Despain Financial Corporation	Lincoln Benefit Life Company	ALFS, Inc.	03/29/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Detwiler, Mitchell, Fenton & Graves, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	08/30/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Deutsche Bank Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	10/01/02 12:00 AM	01/12/01 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Diamond Hill Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/07/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Dolphin Securities, inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/18/96 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Domestic Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	02/19/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Dominion Investor Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	12/14/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Dorsey & Company, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	10/06/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Dreher & Associates, Inc. (see Waterstone Fin. Gp.)	Lincoln Benefit Life Company	ALFS, Inc.	03/28/00 12:00 AM	02/12/03 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Duncan Williams, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/04/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Dunwoody Brokerage Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/03/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

E-W Investments, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	12/28/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

E. S. Marks & Company, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	08/07/98 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Eagle One Investments, LLC	Lincoln Benefit Life Company	ALFS, Inc.	03/27/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Easton Investment Services, LLC	Lincoln Benefit Life Company	ALFS, Inc.	08/19/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

EDI Financial, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/12/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Edward Jones	Lincoln Benefit Life Company	ALFS, Inc.	07/16/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Elite Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	10/05/04 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Emerging Growth Equities, Ltd.	Lincoln Benefit Life Company	ALFS, Inc.	07/02/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Emerson Bennett & Associates	Lincoln Benefit Life Company	ALFS, Inc.	02/05/01 12:00 AM	12/31/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Empire Financial Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	11/07/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Empire Securities Corporation	Lincoln Benefit Life Company	ALFS, Inc.	04/24/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Eneric Financial Services	Lincoln Benefit Life Company	ALFS, Inc.	09/06/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

ePlanning Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	08/25/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Equable Securities Corporation	Lincoln Benefit Life Company	ALFS, Inc.	05/01/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Equitas America, LLC	Lincoln Benefit Life Company	ALFS, Inc.	06/18/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Equity Investment Services	Lincoln Benefit Life Company	ALFS, Inc.	03/17/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Equity Leadership Securities Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/05/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Equity Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	07/07/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Essex Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	11/30/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Essex National Securities, Inc	Lincoln Benefit Life Company	ALFS, Inc.	06/28/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Essex Securities LLC	Lincoln Benefit Life Company	ALFS, Inc.	03/19/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Fairbridge Securities Corporation	Lincoln Benefit Life Company	ALFS, Inc.	08/29/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Fairport Capital Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/03/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Firm Name	Issuing Company Name	Underwriting Company Name	Effective Date	Termination Date	Marketing product name
Farmers Financial Solutions, LLC	Lincoln Benefit Life Company	ALFS, Inc.	08/17/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Federal Street Investments, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	07/23/03 12:00 AM	03/18/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Feltl & Company	Lincoln Benefit Life Company	ALFS, Inc.	06/10/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Ferris, Baker Watts, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	08/29/97 12:00 AM	08/21/03 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Ferris, Baker Watts, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	08/22/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

FFP Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/01/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Fiducial Investment Advisors, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	01/14/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

FIMI Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/12/96 12:00 AM	08/25/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Financial Links, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/09/98 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Financial Network Investment Corp.	Lincoln Benefit Life Company	ALFS, Inc.	04/10/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Financial Security Management, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	09/17/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Financial Telesis, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/27/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Financial West Group	Lincoln Benefit Life Company	ALFS, Inc.	03/22/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Fintegra, LLC	Lincoln Benefit Life Company	ALFS, Inc.	11/29/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

First Allied Securities, Inc	Lincoln Benefit Life Company	ALFS, Inc.	04/24/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

First Citizens Financial Plus, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	07/11/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

First Colonial Securities	Lincoln Benefit Life Company	ALFS, Inc.	01/25/96 12:00 AM	09/24/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

First Financial Equity Corp	Lincoln Benefit Life Company	ALFS, Inc.	01/30/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

First Heartland Capital, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/31/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

First Independent Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/05/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

First Lincoln Investments, Inc	Lincoln Benefit Life Company	ALFS, Inc.	03/29/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

First Midamerica Investment Corp.	Lincoln Benefit Life Company	ALFS, Inc.	06/06/05 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
First Midwest Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/17/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

First Montauk Securities Corp.	Lincoln Benefit Life Company	ALFS, Inc.	04/14/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

First Securities USA, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	02/09/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

First Security Investments, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	12/28/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

First Southeastern Securities Group Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/03/96 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

First Tennessee Brokerage, Inc	Lincoln Benefit Life Company	ALFS, Inc.	12/20/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

First Wall Street Corp.	Lincoln Benefit Life Company	ALFS, Inc.	10/19/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

FirstMerit Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/24/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Fiserv Investor Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/23/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Florida Atlantic Securities C	Lincoln Benefit Life Company	ALFS, Inc.	05/10/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Florida Discount Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/24/01 12:00 AM	08/25/05 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Florida Investment Advisers	Lincoln Benefit Life Company	ALFS, Inc.	11/15/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

FMN Capital Corporation	Lincoln Benefit Life Company	ALFS, Inc.	03/29/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Focused Investments, L.L.C.	Lincoln Benefit Life Company	ALFS, Inc.	11/20/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Foothill Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/29/98 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Forsyth Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	10/12/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Fortress Financial Securities	Lincoln Benefit Life Company	ALFS, Inc.	04/02/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Fortune Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/01/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Fortune Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/05/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Fox & Company Investments Inc.	Lincoln Benefit Life Company	ALFS, Inc.	01/10/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Fox & Henry, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/04/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Freedom Financial, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	11/11/99 12:00 AM	09/24/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

FRS Securities, LLC	Lincoln Benefit Life Company	ALFS, Inc.	11/16/05 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
FSC Securities Corporation	Lincoln Benefit Life Company	ALFS, Inc.	04/25/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

FSIC	Lincoln Benefit Life Company	ALFS, Inc.	06/12/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

FutureShare Financial Division of Mellon Securities LLC	Lincoln Benefit Life Company	ALFS, Inc.	02/12/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

G-W Brokerage Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	07/25/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

G.A. Repple & Company	Lincoln Benefit Life Company	ALFS, Inc.	11/21/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

G.F. Investment Services, LLC	Lincoln Benefit Life Company	ALFS, Inc.	11/10/05 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Gainey Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	07/28/98 12:00 AM	09/23/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Gardner Financial Services, In	Lincoln Benefit Life Company	ALFS, Inc.	05/03/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

GEI Brokerage, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	12/04/96 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Geneos Wealth Management, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	08/28/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

General Securities Corp.	Lincoln Benefit Life Company	ALFS, Inc.	02/04/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Genworth Financial Securities Corp.	Lincoln Benefit Life Company	ALFS, Inc.	07/25/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Gill & Associates, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	01/02/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Girard Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	02/14/02 12:00 AM		Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, LBL Advantage VA, Premier Planner VA
Gold Coast Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	09/23/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Gorian Investment Group	Lincoln Benefit Life Company	ALFS, Inc.	03/28/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Grant Bettingen, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/05/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

GRB Financial LLC	Lincoln Benefit Life Company	ALFS, Inc.	08/23/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Great American Advisors, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	11/20/00 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Great Eastern Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	09/16/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Great Southern Investments	Lincoln Benefit Life Company	ALFS, Inc.	03/09/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Greenwich Global, LLC	Lincoln Benefit Life Company	ALFS, Inc.	07/30/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

GunnAllen Financial, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	10/07/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

GWN Securities Inc.	Lincoln Benefit Life Company	ALFS, Inc.	09/06/05 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
GWR Investments, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/13/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

H & R Block Financial Advisors	Lincoln Benefit Life Company	ALFS, Inc.	10/09/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

H. Beck, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	02/09/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

H.D. Vest Investment Securities	Lincoln Benefit Life Company	ALFS, Inc.	03/14/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Haas Financial Products, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/13/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Hackett Associates, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	01/06/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Hagerty Stewart & Associates, LLC	Lincoln Benefit Life Company	ALFS, Inc.	09/02/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Hamilton Fairchild Securities	Lincoln Benefit Life Company	ALFS, Inc.	04/25/94 12:00 AM	03/08/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Hancock Securities Group, LLC	Lincoln Benefit Life Company	ALFS, Inc.	01/14/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Harbour Investments, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	01/18/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Hardman Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	02/06/02 12:00 AM	08/25/05 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Harger & Company, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	12/08/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Harris Investor Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	12/08/05 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
HarrisDirect LLC	Lincoln Benefit Life Company	ALFS, Inc.	10/28/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Harvest Capital LLC	Lincoln Benefit Life Company	ALFS, Inc.	05/05/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

HBW Securities LLC	Lincoln Benefit Life Company	ALFS, Inc.	12/19/05 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Heartland Investment Associate	Lincoln Benefit Life Company	ALFS, Inc.	03/21/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Hefren-Tillotson, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	12/28/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Heritage West Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/24/00 12:00 AM	11/11/03 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Hibernia Investments, L.L.C.	Lincoln Benefit Life Company	ALFS, Inc.	10/10/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

High Mark Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/28/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Hochman & Baker Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	01/10/01 12:00 AM	07/01/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Hornor, Townsend & Kent, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	09/01/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Horwitz & Associates, inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/30/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Hudson Heritage Capital Manage	Lincoln Benefit Life Company	ALFS, Inc.	06/18/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Huntingdon Securities Corp.	Lincoln Benefit Life Company	ALFS, Inc.	12/10/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Huntleigh Securities Corp.	Lincoln Benefit Life Company	ALFS, Inc.	05/19/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

IBC Investments	Lincoln Benefit Life Company	ALFS, Inc.	07/12/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

IFG Network Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/17/94 12:00 AM	12/31/03 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
IFMG Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	02/25/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Illington Capital, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	07/10/98 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

ING Financial Advisers, LLC	Lincoln Benefit Life Company	ALFS, Inc.	07/08/05 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
ING Financial Partners, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/26/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Intercarolina Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/23/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Interlink Securities Corp.	Lincoln Benefit Life Company	ALFS, Inc.	04/10/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

InterSecurities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/25/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Intervest International Equities	Lincoln Benefit Life Company	ALFS, Inc.	09/13/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Invest Financial Corporation	Lincoln Benefit Life Company	ALFS, Inc.	12/21/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

InvestaCorp, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/02/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Investment Advisors & Consultants, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	11/05/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Investment Architects, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/24/96 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Investment Centers of America	Lincoln Benefit Life Company	ALFS, Inc.	01/24/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Investment Designers Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/20/94 12:00 AM	04/14/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Investment Management Corp.	Lincoln Benefit Life Company	ALFS, Inc.	02/21/95 12:00 AM		Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Investment Planners, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	09/20/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Investment Professionals, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	01/09/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Investment Security Corp.	Lincoln Benefit Life Company	ALFS, Inc.	11/01/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Investors Capital Corporation	Lincoln Benefit Life Company	ALFS, Inc.	09/19/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Investors Security Co., Inc.	Lincoln Benefit Life Company	ALFS, Inc.	08/03/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Iron Street Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/27/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Island Trader Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/21/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

J.J.B. Hilliard, W.L. Lyons, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/03/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

J.W. Cole Financial, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	10/03/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Janney Montgomery Scott, LLC	Lincoln Benefit Life Company	ALFS, Inc.	02/01/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Jefferson Pilot Securities Corp.	Lincoln Benefit Life Company	ALFS, Inc.	07/12/94 12:00 AM	08/06/00 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Jefferson Pilot Securities Corp.	Lincoln Benefit Life Company	ALFS, Inc.	08/07/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

JKR & Company, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	08/24/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Jonathan Roberts Financial Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/24/94 12:00 AM	08/25/05 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Kalos Capital, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	02/14/06 12:00 AM		Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, LBL Advantage VA, Premier Planner VA
Kashner Davidson Securities Co	Lincoln Benefit Life Company	ALFS, Inc.	09/25/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

KCD Financial, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	10/27/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

KMS Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	02/23/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

KNBT Securities	Lincoln Benefit Life Company	ALFS, Inc.	08/26/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Kovack Securities Inc.	Lincoln Benefit Life Company	ALFS, Inc.	01/05/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

L&M Financial Services	Lincoln Benefit Life Company	ALFS, Inc.	07/19/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

L&M Securities Company, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	08/20/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

L.M. Kohn & Company	Lincoln Benefit Life Company	ALFS, Inc.	03/15/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

L.O. Thomas & Co., Inc.	Lincoln Benefit Life Company	ALFS, Inc.	08/05/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Larimer Capital Corporation	Lincoln Benefit Life Company	ALFS, Inc.	08/26/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

LaSalle St. Securities, L.L.C.	Lincoln Benefit Life Company	ALFS, Inc.	04/03/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Lawson Financial Corporation	Lincoln Benefit Life Company	ALFS, Inc.	03/08/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Legacy Financial Services, Inc	Lincoln Benefit Life Company	ALFS, Inc.	05/30/96 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Legend Equities Corporation	Lincoln Benefit Life Company	ALFS, Inc.	08/29/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Legend Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	07/08/05 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Legg Mason Wood Walker, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/26/98 12:00 AM	11/21/00 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, Premier Planner VA
Legg Mason Wood Walker, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	11/21/00 12:00 AM	02/13/06 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Leigh Baldwin & Co., LLC	Lincoln Benefit Life Company	ALFS, Inc.	03/23/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Liberty Partners Financial Services, LLC	Lincoln Benefit Life Company	ALFS, Inc.	02/14/06 12:00 AM		Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, LBL Advantage VA, Premier Planner VA
LifeMark Securities, Corp.	Lincoln Benefit Life Company	ALFS, Inc.	04/19/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Lighthouse Capital Corp.	Lincoln Benefit Life Company	ALFS, Inc.	08/21/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Lincoln Financial Advisors Corp.	Lincoln Benefit Life Company	ALFS, Inc.	03/28/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Lincoln Investment Planning, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	09/01/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Linsco/Private Ledger Corp.	Lincoln Benefit Life Company	ALFS, Inc.	03/18/94 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Liss Financial Services	Lincoln Benefit Life Company	ALFS, Inc.	08/02/00 12:00 AM	03/18/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Livada Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	07/08/98 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Lloyd, Scott & Valenti, LTD.	Lincoln Benefit Life Company	ALFS, Inc.	06/04/01 12:00 AM	09/24/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Lockwood Financial Services	Lincoln Benefit Life Company	ALFS, Inc.	04/05/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Locust Street Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	02/18/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Lombard Securities Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/03/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

London Pacific Securities, Inc	Lincoln Benefit Life Company	ALFS, Inc.	11/15/00 12:00 AM	05/31/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Luken Investment Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/03/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

M Holdings Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	08/03/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

M.L. Stern & Co., LLC	Lincoln Benefit Life Company	ALFS, Inc.	04/06/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Macken Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	01/27/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

MAG Financial, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	09/12/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Magellan Securities Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/13/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Main Street Management Company	Lincoln Benefit Life Company	ALFS, Inc.	03/30/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Managed Financial Broker Services, L.L.C.	Lincoln Benefit Life Company	ALFS, Inc.	12/01/05 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Maplewood Investment Advisors, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/10/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Marion Bass Securities Corpora	Lincoln Benefit Life Company	ALFS, Inc.	03/07/94 12:00 AM	03/08/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Mark Ross & Co., Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/19/01 12:00 AM		Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Marquis Financial Serivces of	Lincoln Benefit Life Company	ALFS, Inc.	04/26/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

McDonald Investments, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/01/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Medallion Equities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	01/15/98 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Medallion Investment Services,	Lincoln Benefit Life Company	ALFS, Inc.	03/01/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Merrimac Corporate Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	09/21/05 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Mesirow Financial, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	07/10/96 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Metropolitan Investment Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/28/00 12:00 AM	06/16/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Metropolitan Life Insurance Company	Lincoln Benefit Life Company	ALFS, Inc.	05/21/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Meyers Associates, LP	Lincoln Benefit Life Company	ALFS, Inc.	02/12/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Michigan Securities Inc.	Lincoln Benefit Life Company	ALFS, Inc.	09/21/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Firm Name	Issuing Company Name	Underwriting Company Name	Effective Date	Termination Date	Marketing product name
Mid Atlantic Capital Corp.	Lincoln Benefit Life Company	ALFS, Inc.	01/17/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Mid-Atlantic Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/30/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

MidAmerica Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/03/05 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
MidSouth Capital Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/12/98 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Midwestern Securities Trading Co., LLC	Lincoln Benefit Life Company	ALFS, Inc.	05/15/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

MML Investors Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	07/10/96 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Moloney Securities Co., Inc	Lincoln Benefit Life Company	ALFS, Inc.	08/27/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Money Concepts Capital Corp.	Lincoln Benefit Life Company	ALFS, Inc.	02/06/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Monroe Financial Corporation	Lincoln Benefit Life Company	ALFS, Inc.	03/28/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

MONY Securities Corp.	Lincoln Benefit Life Company	ALFS, Inc.	06/18/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Moors & Cabot, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/02/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Morgan Keegan & Company, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	09/13/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Morgan Stanley DW, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	12/01/04 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
MTL Equity Products, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/03/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Multi-Financial Securities Corp.	Lincoln Benefit Life Company	ALFS, Inc.	04/07/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Murjen Financial, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	01/16/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Mutual Securities Inc.	Lincoln Benefit Life Company	ALFS, Inc.	09/11/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Mutual Service Corporation	Lincoln Benefit Life Company	ALFS, Inc.	09/26/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Mutual Trust Company of America Securities	Lincoln Benefit Life Company	ALFS, Inc.	03/25/94 12:00 AM	03/29/00 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Mutual Trust Company of America Securities	Lincoln Benefit Life Company	ALFS, Inc.	03/30/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

MWA Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	10/13/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Nathan & Lewis Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/17/96 12:00 AM	08/01/03 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
National Clearing Corp.	Lincoln Benefit Life Company	ALFS, Inc.	03/30/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

National Planning Corporation	Lincoln Benefit Life Company	ALFS, Inc.	03/31/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

National Securities Corp.	Lincoln Benefit Life Company	ALFS, Inc.	08/18/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Nations Financial Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	10/19/98 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Nationwide Planning Associates Inc.	Lincoln Benefit Life Company	ALFS, Inc.	12/30/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

NBC Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	01/10/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

NCF Financial Sevices	Lincoln Benefit Life Company	ALFS, Inc.	10/08/02 12:00 AM	01/01/05 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Neidiger Tucker Bruner Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/27/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Nestlerode & Co. Inc.	Lincoln Benefit Life Company	ALFS, Inc.	11/12/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Network 1 Financial Securities	Lincoln Benefit Life Company	ALFS, Inc.	12/08/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Nevwest Securities, Corp.	Lincoln Benefit Life Company	ALFS, Inc.	02/12/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

New England Securities	Lincoln Benefit Life Company	ALFS, Inc.	06/18/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Newbridge Securities Corp.	Lincoln Benefit Life Company	ALFS, Inc.	03/06/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Next Financial Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/28/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

NFP Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/13/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

North Ridge Securities Corp.	Lincoln Benefit Life Company	ALFS, Inc.	07/21/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Northeast Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/31/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Northland Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	09/07/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Northwestern Mutual Investment	Lincoln Benefit Life Company	ALFS, Inc.	02/21/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

NPB Financial Group, LLC	Lincoln Benefit Life Company	ALFS, Inc.	05/01/06 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
NSA Securities Corporation	Lincoln Benefit Life Company	ALFS, Inc.	10/01/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Nutmeg Securities, Ltd.	Lincoln Benefit Life Company	ALFS, Inc.	11/23/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Oak Brook Securities Corp.	Lincoln Benefit Life Company	ALFS, Inc.	06/20/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Oakbrook Financial Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/17/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Oberlin Financial Corp.	Lincoln Benefit Life Company	ALFS, Inc.	11/27/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

OFG Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	07/14/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Ogilvie Security Advisors Corp	Lincoln Benefit Life Company	ALFS, Inc.	06/14/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Okoboji Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	10/18/05 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Olde Economie Financial Consultants LTD	Lincoln Benefit Life Company	ALFS, Inc.	11/21/96 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Omnivest, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/24/05 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
ONB Investment Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	10/06/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Oppenheimer & Co., Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/03/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Oxford Financial Group	Lincoln Benefit Life Company	ALFS, Inc.	03/29/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

P.J. Robb Variable Corporation	Lincoln Benefit Life Company	ALFS, Inc.	06/21/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Pacific American Securities, LLC	Lincoln Benefit Life Company	ALFS, Inc.	05/09/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Pacific West Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/25/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Packerland Brokerage Services,	Lincoln Benefit Life Company	ALFS, Inc.	10/31/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Pacvest Associates, Inc	Lincoln Benefit Life Company	ALFS, Inc.	11/06/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Pan-American Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	02/21/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Papalia Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	12/16/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Parker/Hunter Incorporated	Lincoln Benefit Life Company	ALFS, Inc.	10/02/00 12:00 AM	06/24/05 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Partnervest Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	10/03/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Passport Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	10/15/98 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Penates Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	08/29/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Pension Planners Securities, I	Lincoln Benefit Life Company	ALFS, Inc.	07/15/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

PFIC Securities Corporation	Lincoln Benefit Life Company	ALFS, Inc.	08/18/05 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Planmember Securities Corporation	Lincoln Benefit Life Company	ALFS, Inc.	03/29/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

PMG Securities Corporation	Lincoln Benefit Life Company	ALFS, Inc.	10/27/00 12:00 AM	02/21/05 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

PMK Securities & Research, Inc	Lincoln Benefit Life Company	ALFS, Inc.	05/24/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

PNC Brokerage Corporation	Lincoln Benefit Life Company	ALFS, Inc.	08/07/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Pointe Capital, LLC	Lincoln Benefit Life Company	ALFS, Inc.	11/30/05 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Polite & Co., Inc.	Lincoln Benefit Life Company	ALFS, Inc.	07/10/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Port Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/23/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Prestwick Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/19/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Prim Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/17/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Prime Capital Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	01/16/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Prime Solutions Securities, Inc	Lincoln Benefit Life Company	ALFS, Inc.	09/30/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Primevest Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/29/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Princeton Equity Securities, I	Lincoln Benefit Life Company	ALFS, Inc.	03/07/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Princor Financial Services Corp.	Lincoln Benefit Life Company	ALFS, Inc.	12/15/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Private Consulting Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/12/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Pro-Integrity Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	02/17/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

ProEquities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	10/02/96 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Professional Asset Management, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/30/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

ProMark Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	11/21/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Protected Investors of America	Lincoln Benefit Life Company	ALFS, Inc.	01/08/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Prudential Securities Incorpor	Lincoln Benefit Life Company	ALFS, Inc.	01/01/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

PSA Equities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/29/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Purshe Kaplan Sterling Investm	Lincoln Benefit Life Company	ALFS, Inc.	12/03/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Quest Capital Strategies, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	07/06/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Quest Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	11/06/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Questar Capital Corporation	Lincoln Benefit Life Company	ALFS, Inc.	10/13/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

R. M. Stark & Co., Inc	Lincoln Benefit Life Company	ALFS, Inc.	07/12/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Raymond James & Associates	Lincoln Benefit Life Company	ALFS, Inc.	03/18/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Raymond James Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/22/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

RBC Dain Rauscher Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/14/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Red Capital Markets, Inc	Lincoln Benefit Life Company	ALFS, Inc.	02/23/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Redwood Securities Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	09/20/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Regal Discount Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/06/05 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Regis Securities Corporation	Lincoln Benefit Life Company	ALFS, Inc.	04/15/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Resource Horizons Group, L.L.C.	Lincoln Benefit Life Company	ALFS, Inc.	03/22/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Retirement Securities, Inc	Lincoln Benefit Life Company	ALFS, Inc.	02/06/04 12:00 AM		Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, LBL Advantage VA, Premier Planner VA
Richard B. Vance & Company	Lincoln Benefit Life Company	ALFS, Inc.	04/03/00 12:00 AM	02/24/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Riedl First Securities Co. of Kansas	Lincoln Benefit Life Company	ALFS, Inc.	08/29/05 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
RMIN Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/23/01 12:00 AM	06/13/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

RMIN Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/14/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

RMJB, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	08/01/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Robert B. Ausdal & Co., Inc.	Lincoln Benefit Life Company	ALFS, Inc.	01/25/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Robert Van Securities, Inc	Lincoln Benefit Life Company	ALFS, Inc.	02/01/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Robert W. Baird & Co. Incorporated	Lincoln Benefit Life Company	ALFS, Inc.	02/03/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Rosenthal Collins Securities,	Lincoln Benefit Life Company	ALFS, Inc.	03/20/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Round Hill Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	10/13/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Royal Alliance Associates, Inc	Lincoln Benefit Life Company	ALFS, Inc.	02/12/01 12:00 AM	04/15/02 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Royal Alliance Associates, Inc	Lincoln Benefit Life Company	ALFS, Inc.	04/16/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Rushmore Securities Corp.	Lincoln Benefit Life Company	ALFS, Inc.	10/04/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Russian River Financial Services	Lincoln Benefit Life Company	ALFS, Inc.	03/01/99 12:00 AM	08/09/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Ryan Beck & Co.	Lincoln Benefit Life Company	ALFS, Inc.	05/24/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

SAL Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	02/16/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

SAL Insurance Agency	Lincoln Benefit Life Company	ALFS, Inc.	12/19/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Sammons Securities Company, LLC	Lincoln Benefit Life Company	ALFS, Inc.	02/04/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Sanders Morris Harris Inc	Lincoln Benefit Life Company	ALFS, Inc.	05/07/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Saxony Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	02/11/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Scott & Stringfellow, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/18/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Scottsdale Capital Advisors	Lincoln Benefit Life Company	ALFS, Inc.	08/12/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Secure Planning, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/30/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Securian Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/28/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Securities & Investment Planning Co.	Lincoln Benefit Life Company	ALFS, Inc.	07/30/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Securities America, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/30/94 12:00 AM	08/29/00 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Securities America, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	08/30/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Securities Equity Group	Lincoln Benefit Life Company	ALFS, Inc.	01/26/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Securities Service Network, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/11/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Firm Name	Issuing Company Name	Underwriting Company Name	Effective Date	Termination Date	Marketing product name
Sentra Securities Corporation	Lincoln Benefit Life Company	ALFS, Inc.	03/17/94 12:00 AM	10/30/05 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Shareholders Service Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	11/19/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

SIG Securities, L.L.C.	Lincoln Benefit Life Company	ALFS, Inc.	10/07/02 12:00 AM		Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Sigma Financial Corporation	Lincoln Benefit Life Company	ALFS, Inc.	05/18/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Signal Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/12/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Signator Investors, Inc	Lincoln Benefit Life Company	ALFS, Inc.	10/30/98 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

SII Investments, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/12/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

SinoPac Financial Services (USA) Ltd.	Lincoln Benefit Life Company	ALFS, Inc.	03/24/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Smith, Moore & Co.	Lincoln Benefit Life Company	ALFS, Inc.	09/04/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Somerset Financial Group, Inc	Lincoln Benefit Life Company	ALFS, Inc.	02/27/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Sorrento Pacific Financial, LLC	Lincoln Benefit Life Company	ALFS, Inc.	01/23/06 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Source Capital Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	08/02/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Southeast Investments NA, Inc	Lincoln Benefit Life Company	ALFS, Inc.	09/17/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Southern Financial Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/09/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

SouthTrust Securities	Lincoln Benefit Life Company	ALFS, Inc.	03/16/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Southwest Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	12/07/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Spectrum Capital, Inc	Lincoln Benefit Life Company	ALFS, Inc.	12/15/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Spelman & Co., Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/17/94 12:00 AM	03/26/00 12:00 AM	Investor’s Select VA
Spelman & Co., Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/27/00 12:00 AM	10/30/05 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

SSI Securities Inc.	Lincoln Benefit Life Company	ALFS, Inc.	11/30/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Stanford Group Company	Lincoln Benefit Life Company	ALFS, Inc.	07/26/05 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Stannard Financial Services, LLC	Lincoln Benefit Life Company	ALFS, Inc.	05/06/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Stanton Investments Services,	Lincoln Benefit Life Company	ALFS, Inc.	04/06/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Sterling Enterprises Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/23/00 12:00 AM	02/24/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Sterne, Agee & Leach, Inc	Lincoln Benefit Life Company	ALFS, Inc.	04/04/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Stifel, Nicolaus & Company, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	08/21/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

StillPoint Wealth Management, LLC	Lincoln Benefit Life Company	ALFS, Inc.	09/24/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Strand, Atkinson, Williams & Y	Lincoln Benefit Life Company	ALFS, Inc.	11/05/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Stuart Securities, Corp.	Lincoln Benefit Life Company	ALFS, Inc.	08/01/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Summit Brokerage Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	02/06/96 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Summit Equities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/04/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

SunAmerica Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	01/27/94 12:00 AM	10/30/05 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Sunset Financial Services, Inc	Lincoln Benefit Life Company	ALFS, Inc.	03/30/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

SunTrust Investment Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	12/19/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Superior Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	12/20/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Sutro & Co., Incorporated	Lincoln Benefit Life Company	ALFS, Inc.	04/10/00 12:00 AM	03/11/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

SWS Financial Services	Lincoln Benefit Life Company	ALFS, Inc.	10/18/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

SYM Capital Securities, LLC	Lincoln Benefit Life Company	ALFS, Inc.	01/14/04 12:00 AM		Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, Premier Planner VA
Symetra Investments Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	02/26/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Synergy Investment Group, LLC	Lincoln Benefit Life Company	ALFS, Inc.	02/25/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

T.S. Phillips Investments, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/03/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

TAG Securities, Inc	Lincoln Benefit Life Company	ALFS, Inc.	03/01/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Take Charge Financial	Lincoln Benefit Life Company	ALFS, Inc.	02/25/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

TBN Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	10/18/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

TD Waterhouse Investor Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/06/05 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Teckmeyer Financial Services, LLC	Lincoln Benefit Life Company	ALFS, Inc.	04/24/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

TFS Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	11/16/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

The Advisors Group, Inc	Lincoln Benefit Life Company	ALFS, Inc.	01/05/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

The First American Investment	Lincoln Benefit Life Company	ALFS, Inc.	04/29/97 12:00 AM	03/08/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

The Huntington Investment Comp	Lincoln Benefit Life Company	ALFS, Inc.	03/09/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

The Leaders Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/31/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

The Noble House Financial Grou	Lincoln Benefit Life Company	ALFS, Inc.	10/29/99 12:00 AM	09/23/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

The O.N. Equity Sales Co.	Lincoln Benefit Life Company	ALFS, Inc.	12/18/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

The Oak Ridge Financial Services Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	10/24/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

The Seidler Companies Inc	Lincoln Benefit Life Company	ALFS, Inc.	07/06/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

The Shemano Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	07/17/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

The Strategic Financial Alliance, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	11/03/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

The Williams Financial Group	Lincoln Benefit Life Company	ALFS, Inc.	10/30/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Thrivent Investment Management, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/05/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Torrey Pines Securities, Inc	Lincoln Benefit Life Company	ALFS, Inc.	10/10/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Tower Square Securities, Inc	Lincoln Benefit Life Company	ALFS, Inc.	06/13/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Trading Services Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/21/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Transamerica Financial Advisors, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/30/97 12:00 AM		Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Triad Advisors, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	11/23/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Firm Name	Issuing Company Name	Underwriting Company Name	Effective Date	Termination Date	Marketing product name
TriQuest Financial	Lincoln Benefit Life Company	ALFS, Inc.	08/03/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Triune Capital Advisors, LLC	Lincoln Benefit Life Company	ALFS, Inc.	04/05/05 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Trusted Securities Advisors Corp.	Lincoln Benefit Life Company	ALFS, Inc.	09/24/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Trustmont Financial Group, Inc	Lincoln Benefit Life Company	ALFS, Inc.	04/01/98 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

U. S. Bancorp Investments, Inc	Lincoln Benefit Life Company	ALFS, Inc.	01/03/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

U.S. Brokerage, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	01/28/02 12:00 AM	07/15/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

U.S. Wealth Advisors, LLC	Lincoln Benefit Life Company	ALFS, Inc.	02/01/06 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
UBS Financial Services Inc.	Lincoln Benefit Life Company	ALFS, Inc.	10/11/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

UFS Securities, L.L.C.	Lincoln Benefit Life Company	ALFS, Inc.	07/11/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

United Heritage Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	08/21/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

United Planners Financial Services of America, LP	Lincoln Benefit Life Company	ALFS, Inc.	05/22/95 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

United Securities Alliance, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/18/96 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Univest Investments, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/03/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

USA Advanced Planners Inc.	Lincoln Benefit Life Company	ALFS, Inc.	01/17/06 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

USA Financial Securities Corp	Lincoln Benefit Life Company	ALFS, Inc.	08/04/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

USAllianz Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	12/12/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

USI Securities, Inc	Lincoln Benefit Life Company	ALFS, Inc.	04/12/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Uvest Financial Services Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	07/27/98 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

V Finance	Lincoln Benefit Life Company	ALFS, Inc.	05/12/05 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Valic Financial Advisors, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/09/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Valley Forge Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/08/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Valley National Investments, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	07/27/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

ValMark Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	02/04/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Vantage Investments	Lincoln Benefit Life Company	ALFS, Inc.	06/20/00 12:00 AM	05/30/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Variable Investment Advisors, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	12/13/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Veravest Investments, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/22/00 12:00 AM	04/05/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Veritrust Financial, LLC	Lincoln Benefit Life Company	ALFS, Inc.	01/25/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Virchow Krause Capital, LLC	Lincoln Benefit Life Company	ALFS, Inc.	05/09/06 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Vista Financial Services Corp.	Lincoln Benefit Life Company	ALFS, Inc.	10/08/97 12:00 AM		Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, Premier Planner VA
Visun Securities Corporation,	Lincoln Benefit Life Company	ALFS, Inc.	03/27/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

VSR Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	02/16/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

W. C. Smith & Company, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	11/06/96 12:00 AM	09/09/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

W. H. Colson Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	07/15/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Wachovia Securities Financial Network, LLC	Lincoln Benefit Life Company	ALFS, Inc.	08/12/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Wachovia Securities, LLC	Lincoln Benefit Life Company	ALFS, Inc.	07/29/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Wall Street Financial Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	12/10/97 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Walnut Street Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	01/25/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Ward’s Financial Services, Ltd.	Lincoln Benefit Life Company	ALFS, Inc.	09/14/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Warner Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	06/25/96 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Waterstone Financial Group, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	12/28/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Waveland Capital Partners LLC	Lincoln Benefit Life Company	ALFS, Inc.	07/25/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Waypoint Brokerage Services	Lincoln Benefit Life Company	ALFS, Inc.	03/29/00 12:00 AM	03/01/03 12:00 AM	Consultant I VA, Consultant II VA, Investor’s Select VA, LBL Advantage VA, Premier Planner VA
Waypoint Brokerage Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/29/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

WBB Securities, LLC	Lincoln Benefit Life Company	ALFS, Inc.	05/01/02 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Wedbush Morgan Securities, Inc	Lincoln Benefit Life Company	ALFS, Inc.	02/01/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Wellington Investment Services, Corp.	Lincoln Benefit Life Company	ALFS, Inc.	04/13/94 12:00 AM	05/31/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Wells Fargo Brokerage Services, LLC	Lincoln Benefit Life Company	ALFS, Inc.	09/30/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Westcott Securities LLC	Lincoln Benefit Life Company	ALFS, Inc.	07/12/99 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Western International Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	09/22/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Westminster Financial Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/30/00 12:00 AM		Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, LBL Advantage VA, Premier Planner VA
WFP Securities	Lincoln Benefit Life Company	ALFS, Inc.	09/17/01 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Wharton Equity Corp.	Lincoln Benefit Life Company	ALFS, Inc.	11/06/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

White Pacific Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	07/08/05 12:00 AM		Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Whitehall-Parker Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/27/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Wilbanks Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	09/25/96 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

William C. Burnside & Co., Inc	Lincoln Benefit Life Company	ALFS, Inc.	09/30/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

William R. Hough & Company	Lincoln Benefit Life Company	ALFS, Inc.	02/11/99 12:00 AM	02/28/04 12:00 AM	Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select
Windward Securities Corporation	Lincoln Benefit Life Company	ALFS, Inc.	03/19/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Winebrenner Capital Partners	Lincoln Benefit Life Company	ALFS, Inc.	07/03/03 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Woodbury Financial Services, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	05/17/94 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

World Choice Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	03/27/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

World Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	07/02/01 12:00 AM	03/10/04 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

WRP Investments, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/03/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

WS Griffith Securities, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	12/28/00 12:00 AM	04/21/05 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

XCU Capital Corporation, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	04/10/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA

Zions Direct, Inc.	Lincoln Benefit Life Company	ALFS, Inc.	07/27/00 12:00 AM

Consultant I VA, Consultant II VA, Consultant Solutions Classic, Consultant Solutions Elite, Consultant Solutions Plus, Consultant Solutions Select, Investor’s Select VA, LBL Advantage VA, Premier Planner VA